EXHIBIT 10.1

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             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,


                                    PURCHASER


                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION


                                     SELLER


                    FORM OF MORTGAGE LOAN PURCHASE AGREEMENT


                            Dated as of March 1, 2006


                            Fixed Rate Mortgage Loans


                                Series 2006-LDP6
















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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of March 1, 2006, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and JPMorgan Chase Bank, National Association, as seller (the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of March 1, 2006 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), Midland Loan Services, Inc. and GMAC Commercial Mortgage Corporation, as master servicers (each, a "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee and paying agent (the "Trustee"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the date hereof between the Master Servicer and the Seller) all of its right, title, and interest in and to the Mortgage Loans including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off
Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. On the Closing Date, the Seller shall also deliver to the Depositor an amount equal to $986,994.99, which amount represents the aggregate amount of interest that would have accrued at the related Net Mortgage Rates during the Due Period ending in April 2006, for those Mortgage Loans that do not have their first Monthly Payment due until May 2006. The Depositor will sell the Class A-1, Class A-2, Class A-3FL, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class X-2, Class A-M, Class A-J, Class B, Class C and Class D Certificates (the "Offered Certificates") to the underwriters (the "Underwriters") specified in the underwriting agreement dated March 24, 2006 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of the several underwriters identified therein, and the Depositor will sell the Class X-1, Class E, Class F Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates (the "Private Certificates") to JPMSI, the initial purchaser (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement dated March 24, 2006 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI for itself and as representative of the initial purchasers identified therein.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction in immediately available funds the sum of $991,879,164.23 (which amount is inclusive of accrued interest and exclusive of the Seller's pro rata share of the costs set forth in Section 9 hereof). The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the applicable Master Servicer. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as a purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and 2.01(c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request. In addition, the Seller agrees to deliver or cause to be delivered to the Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, or any attorney client communications which are privileged communications or constitute legal or other due diligence analyses, or internal communications of the Seller or its affiliates, or credit underwriting or other analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Purchaser as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer has exercised all remedies available under the applicable Mortgage Loan documents to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the amount of such Transfer Modification costs and the Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders. Prior to the date that a letter of credit, if any, with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents; and

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a Dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is so amended or supplemented, be misleading or so that the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of March 24, 2006 between the Purchaser and the Seller (the "Indemnification Agreement").

            SECTION 6. Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

            (i) it is a national banking association, duly organized, validly existing, and in good standing under the laws of the United States;

            (ii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iii) it has the power to execute, deliver and perform this Agreement;

            (iv) it is legally authorized to transact business in the State of New York. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non compliance by the Seller;

            (v) the execution, delivery and performance of this Agreement by the Seller have been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

            (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

            (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents as contemplated herein, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

            (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

            (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

            (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers or their respective affiliates or any servicer of a Mortgage Loan) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation (except with respect to any servicer of a Mortgage Loan, any commission or compensation that may be due and payable to such servicer if such servicer is terminated and does not continue to act as a servicer);

            (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors; and

            (xii) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Serviced Companion Mortgage Loan that is deposited into an Other Securitization, the depositor in such Other Securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on
      Schedule X and Schedule Y of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

            (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

            (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

            (iii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument or agreement to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument or agreement;

            (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

            (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by any governmental authorities or threatened by others;

            (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

            (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the purchase and sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

            (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

            (x) it has not intentionally violated any provisions of the United States Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date if specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, Master Servicer, Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulation Section 1.860G 2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, ; provided, however, that except with respect to a Defect resulting solely from the failure by the Seller to deliver to the Trustee or Custodian the actual policy of lender's title insurance required pursuant to clause (ix) of the definition of Mortgage File by a date not later than 18 months following the Closing Date, if such Breach or Defect is capable of being cured but is not cured within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Rating Agencies, the Master Servicer, the Special Servicer, the Trustee and the Directing Certificateholder setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G 2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement. Notwithstanding the foregoing, the sole remedy with respect to any breach of the representation set forth in the second to last sentence of clause (32) of Exhibit B hereto shall be payment by the Seller of such costs and expenses without respect to the materiality of such breach.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro-forma or specimen title insurance policy or a commitment to issue the same pursuant to written escrow instructions signed by the title insurance company) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or
(f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except the Defects previously described in clauses (a) through (f)) shall be considered to materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or its Custodian on its behalf not later than 12 months after the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria, and the Mortgage Loan affected by the applicable Defect or Breach and the Qualified Substitute Mortgage Loan, if any, satisfy all other criteria for substitution and repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross collateralization and/or cross default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents (including the Servicing File) pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute for the affected Mortgage Loan pursuant to Section 6(e) herein shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect (subject to the second paragraph of Section 6(c)). It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes only; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents:

            (i) copies of the Seller's articles of association and by laws, certified as of a recent date by the Secretary or Assistant Secretary of the Seller;

            (ii) an original or copy of a certificate of corporate existence of the Seller issued by the Comptroller of the Currency dated not earlier than sixty days prior to the Closing Date;

            (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) the Seller is a national banking association, duly
            organized, validly existing, and in good standing under the laws of the United States;

                  (B) the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                  (C) all necessary corporate or other action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) the Seller's execution and delivery of, and the Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's articles of association or by laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or
            (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

            (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata portion to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Memoranda (as defined in the Indemnification Agreement) and any related 8 K Information (as defined in the Underwriting Agreement), or items similar to the 8 K Information, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, Prospectus and Memoranda, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Prospectus, Memoranda and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood LLP, counsel to the Underwriters, and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement and that the rights so assigned may be further assigned to, and shall inure to the benefit of, any successor trustee under the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations, including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. Except as set forth hereinabove and in the Pooling and Servicing Agreement, the representations and warranties of the Seller made hereunder and the remedies provided hereunder with respect to Breaches or Defects may not be further assigned by the Purchaser, the Trustee or any successor trustee. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first Class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, fax number (212) 834 6593, with a copy to Bianca Russo, fax number
(212) 834 6593, (ii) in the case of the Seller, JPMorgan Chase Bank, National Association, 270 Park Avenue, 10th Floor, New York, New York 10017, Attention:
Dennis Schuh, fax number (212) 834 6593, with a copy to Bianca Russo, fax number: (212) 834 6593 and (iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such party.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                 * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP., as Purchaser

                                       By:  /s/ Charles Y. Lee
                                          ----------------------------------
                                          Name:  Charles Y. Lee
                                          Title: Vice President


                                       JPMORGAN CHASE BANK, NATIONAL
                                          ASSOCIATION, as Seller

                                       By:  /s/ Charles Y. Lee
                                          ----------------------------------
                                          Name:  Charles Y. Lee
                                          Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


   Sequence #     Originator   Property Name                                              Property Address
------------------------------------------------------------------------------------------------------------------------------------
       1            JPMCB      Centro Portfolio                                           Various
     1.01           JPMCB      Bethlehem Square                                           3926 Linden Street
     1.02           JPMCB      Marlton Crossing II                                        101 South Route 73
     1.03           JPMCB      Barn Plaza                                                 1745 Easton Road
     1.04           JPMCB      Fox Run Shopping Center                                    555 North Solomons Island Road
     1.05           JPMCB      Ocean Heights Plaza                                        319 New Road
     1.06           JPMCB      Groton Square                                              220 Route 12
     1.07           JPMCB      Whitehall Square                                           2180 MacArthur Road
     1.08           JPMCB      Bristol Commerce Square                                    35-300 Commerce Circle
     1.09           JPMCB      Stratford Square                                           411 Barnum Road Cut-Off
     1.10           JPMCB      Valley Fair                                                260 West Swedesford Road
     1.11           JPMCB      Collegetown Shopping Center                                Route 47 & Donald Barger Boulevard
     1.12           JPMCB      Village Square                                             1262 Boston Post Road
       3            JPMCB      The Gap Building                                           550 Terry Francois Boulevard
       5            JPMCB      30 Broad Street                                            30 Broad Street
       6            JPMCB      CenterPoint II                                             Various
     6.01           JPMCB      6600 River Road                                            6600 River Road
     6.02           JPMCB      5990 West Touhy Avenue                                     5990 West Touhy Avenue
     6.03           JPMCB      1750 South Lincoln Drive                                   1750 South Lincoln Drive
     6.04           JPMCB      13040 South Pulaski Avenue                                 13040 South Pulaski Avenue
     6.05           JPMCB      11601 South Central Avenue                                 11601 South Central Avenue
     6.06           JPMCB      1455 Sequoia Drive                                         1455 Sequoia Drive
     6.07           JPMCB      6558 West 73rd Street                                      6558 West 73rd Street
     6.08           JPMCB      6751 South Sayre Avenue                                    6751 South Sayre Avenue
     6.09           JPMCB      8200 100th Street                                          8200 100th Street
     6.10           JPMCB      6000 West 73rd Street                                      6000 West 73rd Street
     6.11           JPMCB      6736 West Washington Street                                6736 West Washington Street
     6.12           JPMCB      525 West Marquette                                         525 West Marquette Avenue
     6.13           JPMCB      1796 Sherwin Avenue                                        1796 Sherwin Avenue
     6.14           JPMCB      9901 South 79th Street                                     9901 South 79th Street
     6.15           JPMCB      5110 South 6th Street                                      5110 South 6th Street
     6.16           JPMCB      1020 Frontenac Road                                        1020 Frontenac Road
     6.17           JPMCB      1560 Frontenac Road                                        1560 Frontenac Road
     6.18           JPMCB      3841-3865 Swanson Court                                    3841-3865 Swanson Court
     6.19           JPMCB      1850 Greenleaf Avenue                                      1850 Greenleaf Avenue
     6.20           JPMCB      1200-24 Independence Boulevard                             1200-24 Independence Boulevard
     6.21           JPMCB      8100 100th Street                                          8100 100th Street
     6.22           JPMCB      1541-43 Abbott Drive                                       1541-43 Abbott Drive
     6.23           JPMCB      10047 Virginia Avenue                                      10047 Virginia Avenue
      12            JPMCB      215 Park Avenue South                                      215 Park Avenue South
      13            JPMCB      Invitrogen Corporation Headquarters                        5781 Van Allen Way
      15            JPMCB      Bigg's Place                                               4450 Eastgate Boulevard
      19            JPMCB      DoubleTree - LAX                                           1985 East Grand Avenue
      21            JPMCB      71 Clinton Road                                            71 Clinton Road
      32            JPMCB      Sorrento Pines                                             4108-4122 Sorrento Valley Boulevard
      34            JPMCB      Avis Centre XII                                            5430 Data Court
      39            JPMCB      Gainey Suites Hotel                                        7300 East Gainey Suites Drive
      40            JPMCB      JMS Office Portfolio                                       Various
     40.01          JPMCB      5151 Monroe Street                                         5151 Monroe Street
     40.02          JPMCB      3454 Oak Alley Court                                       3454 Oak Alley Court
     40.03          JPMCB      3130 Central Park West Drive                               3130 Central Park West Drive
     40.04          JPMCB      3521 Briarfield Boulevard                                  3521 Briarfield Boulevard
     40.05          JPMCB      6629 West Central Avenue                                   6629 West Central Avenue
      41            JPMCB      Crow Canyon Center                                         2001-2401 Crow Canyon Road
      42            JPMCB      Parkwood Office Center                                     3801-3803 Parkwood Boulevard
      45            JPMCB      Trostel Square Apartments                                  1818 North Commerce Street
      57            JPMCB      Thetford 10 - Market North I and II Apartments             111 Darlington Avenue
     57.01          JPMCB      Thetford 10 - Market North II Apartments                   111 Darlington Avenue
     57.02          JPMCB      Thetford 10 - Market North I Apartments                    111 Darlington Avenue
      58            JPMCB      Northridge Business Park II                                19755 & 19737 Nordhoff Street, 19734-36 &
                                                                                          19748 Dearborn Street and 9255 Corbin
                                                                                          Avenue
      59            JPMCB      Orchard Supply Hardware                                    1934 Avenida de Los Arboles
      63            JPMCB      Cherry Hill Court Shopping Center                          180-520 Lilley Road
      66            JPMCB      GSA Social Security Building                               6226-6248 Banner Avenue
      67            JPMCB      13750 Lemoli Avenue Apartments                             13750 Lemoli Avenue
      68            JPMCB      Village Town Center                                        6315 & 6325 Sashabaw Road
      69            JPMCB      Approved Mortgage Building                                 107 North State Road 135
      74            JPMCB      Clarion Resort on the Lake                                 4813 Central Avenue
      75            JPMCB      Savoy Hotel                                                580 Geary Street
      77            JPMCB      Peachtree Centers I, II, III                               4300, 4317 & 4320 Charlestown Road
      81            JPMCB      Arden's Run Apartments                                     30630 UMES Boulevard
      82            JPMCB      Lawrenceville Commons                                      65 Lawrenceville Suwanee Road
      84            JPMCB      1760 Madison Avenue                                        1760 Madison Avenue
      85            JPMCB      Robinson Mobile Home Park                                  901 North Almon Street
      86            JPMCB      3525 Decatur Avenue                                        3525 Decatur Avenue
      90            JPMCB      Torrey Place Apartments                                    575 East Torrey Street
      91            JPMCB      115 Erick Street                                           115 Erick Street
      94            JPMCB      Tiburon Hospitality                                        Various
     94.01          JPMCB      Motel 6 - South San Francisco                              111 Mitchell Avenue
     94.02          JPMCB      Comfort Inn - Santa Rosa                                   2632 Cleveland Avenue
      96            JPMCB      Shalimar Village MHP                                       6529 Stone Road
      100           JPMCB      Waterford Village                                          5570 - 5640 Dixie Highway
      103           JPMCB      Superior Townhomes                                         1002 East 11th Avenue
      105           JPMCB      First Choice Self-Storage                                  14750 Foothill Boulevard
      110           JPMCB      Sleep Inn Maingate Six Flags                               750 Six Flags Drive
      112           JPMCB      JBD Medical Building                                       1886 West Auburn Road
      114           JPMCB      Timberstone Commons                                        4021 & 4031 North McCord Road
      115           JPMCB      111 Sparkleberry                                           111 Sparkleberry Crossing
      117           JPMCB      Monaco Square                                              2361 South Monaco Parkway
      118           JPMCB      Desert Business Park                                       38747-38813 Nopales Road and 38822-38888
                                                                                          El Desierto Road
      119           JPMCB      Virginia Square                                            208-320 North Central Expressway
      120           JPMCB      Fairfield Storage                                          6128 Pleasant Avenue
      121           JPMCB      York Executive Center                                      2555 Kingston Road
      123           JPMCB      Doral Strip Center                                         8694 NW 13th Terrace
      124           JPMCB      1220 Greg Street                                           1220 & 1250 Greg Street
      126           JPMCB      Northlake Center                                           3201 West Pioneer Parkway
      131           JPMCB      Thetford 10 - Glendale Court Apartments                    31 Glendale Court
      132           JPMCB      Miraloma Red Gum Business Park                             2901-2941 Mira Loma Avenue & 1325-1345
                                                                                          Red Gum Street
      133           JPMCB      Powell Self Storage                                        4882 West Powell Boulevard
      134           JPMCB      Cantera Commons                                            28331 Dodge Drive
      135           JPMCB      120 Sparkleberry Crossing                                  120 Sparkleberry Crossing
      136           JPMCB      Broadway Apartments                                        312 East Broad Street
      137           JPMCB      The Lodges Apartments                                      2506 Spring Avenue Southwest
      138           JPMCB      155 Glendale Avenue                                        155 Glendale Avenue
      140           JPMCB      Riverwalk Center                                           2717 South Telephone Road
      141           JPMCB      Sherrill's Ford Estates Retail                             9610 Sherrill Estates Road
      142           JPMCB      Woodbridge Apartments                                      2101 & 2111 Southeast Caulder Avenue
      143           JPMCB      Alabama Center                                             1045 North Brindlee Mountain Parkway
      145           JPMCB      Thetford 10- Beaumont Avenue Apartments                    1336 North Beaumont Court
      146           JPMCB      Brookwood Apartments                                       1904 West White Avenue
      147           JPMCB      Crowwood Apartments                                        3901-4002 Crowwood Drive
      148           JPMCB      Rolo Court                                                 Route 15 and West Lisburn Road
      149           JPMCB      2750 West Brooks Avenue                                    2750 West Brooks Avenue
      150           JPMCB      Scotts Valley Corners                                      6006 La Madrona Drive
      151           JPMCB      600 North White Horse Pike                                 600-624 North White Horse Pike
      153           JPMCB      Northview Concourse                                        7119 San Pedro Avenue
      157           JPMCB      Thetford 10 - Coleridge Road Apartments                    1101 Kemp Boulevard
      159           JPMCB      Willo Farm Village                                         Willo Farm Lane
      162           JPMCB      Mimosa MHP                                                 184 Campbell Road
      164           JPMCB      Beeman Design Center                                       4949 Beeman Avenue


   Sequence #   City                             State           Zip Code       County                    Property Type
------------------------------------------------------------------------------------------------------------------------------------
       1        Various                         Various           Various       Various                   Retail
     1.01       Bethlehem Township                PA               18020        Northhampton              Retail
     1.02       Marlton                           NJ               08053        Burlington                Retail
     1.03       Doylestown                        PA               18901        Bucks                     Retail
     1.04       Prince Frederick                  MD               20678        Calvert                   Retail
     1.05       Somers Point                      NJ               08244        Atlantic City             Retail
     1.06       Groton                            CT               06340        New London                Retail
     1.07       Whitehall Township                PA               18052        Lehigh                    Retail
     1.08       Bristol                           PA               19007        Bucks                     Retail
     1.09       Stratford                         CT               06614        Fairfield                 Retail
     1.10       Berwyn                            PA               19312        Chester                   Retail
     1.11       Glassboro                         NJ               08028        Gloucester                Retail
     1.12       Mamaroneck                        NY               10538        Westchester               Retail
       3        San Francisco                     CA               94158        San Francisco             Office
       5        New York                          NY               10004        New York                  Office
       6        Various                         Various           Various       Various                   Industrial
     6.01       Hodgkins                          IL               60525        Cook                      Industrial
     6.02       Niles                             IL               60714        Cook                      Industrial
     6.03       Freeport                          IL               61032        Stephenson                Industrial
     6.04       Alsip                             IL               60803        Cook                      Industrial
     6.05       Aslip                             IL               60803        Cook                      Industrial
     6.06       Aurora                            IL               60504        Kane                      Industrial
     6.07       Bedford Park                      IL               60638        Cook                      Industrial
     6.08       Bedford Park                      IL               60638        Cook                      Industrial
     6.09       Pleasant Prairie                  WI               53158        Kenosha                   Industrial
     6.10       Bedford Park                      IL               60638        Cook                      Industrial
     6.11       West Allis                        WI               53214        Milwaukee                 Industrial
     6.12       Oak Creek                         WI               53154        Milwaukee                 Industrial
     6.13       Des Plaines                       IL               60018        Cook                      Industrial
     6.14       Hickory Hills                     IL               60457        Cook                      Industrial
     6.15       Milwaukee                         WI               53207        Milwaukee                 Industrial
     6.16       Naperville                        IL               60563        DuPage                    Industrial
     6.17       Naperville                        IL               60563        DuPage                    Industrial
     6.18       Gurnee                            IL               60031        Lake                      Industrial
     6.19       Elk Grove Village                 IL               60007        Cook                      Industrial
     6.20       Romeoville                        IL               60446        Will                      Industrial
     6.21       Pleasant Prairie                  WI               53158        Kenosha                   Industrial
     6.22       Wheeling                          IL               60090        Cook                      Industrial
     6.23       Chicago Ridge                     IL               60415        Cook                      Industrial
      12        New York                          NY               10003        New York                  Office
      13        Carlsbad                          CA               92008        San Diego                 Industrial
      15        Cincinnati                        OH               45245        Clermont                  Retail
      19        El Segundo                        CA               90245        Los Angeles               Hotel
      21        Garden City                       NY               11050        Nassau                    Industrial
      32        San Diego                         CA               92121        San Diego                 Industrial
      34        Ann Arbor                         MI               48108        Washtenaw                 Office
      39        Scottsdale                        AZ               85258        Maricopa                  Hotel
      40        Various                           OH              Various       Lucas                     Office
     40.01      Toledo                            OH               43623        Lucas                     Office
     40.02      Toledo                            OH               43606        Lucas                     Office
     40.03      Toledo                            OH               43617        Lucas                     Office
     40.04      Maumee                            OH               43537        Lucas                     Office
     40.05      Sylvania Township                 OH               43617        Lucas                     Office
      41        San Ramon                         CA               94583        Contra Costa              Office
      42        Frisco                            TX               75034        Collin                    Office
      45        Milwaukee                         WI               53212        Milwaukee                 Multifamily
      57        Wilmington                        NC               28403        Various                   Multifamily
     57.01      Wilmington                        NC               28403        New Hanover               Multifamily
     57.02      Wilmington                        NC               28403        Wilmington                Multifamily
      58        Chatsworth                        CA               91311        Los Angeles               Industrial
      59        Thousand Oaks                     CA               91362        Ventura                   Retail
      63        Canton                            MI               48188        Wayne                     Retail
      66        Los Angeles                       CA               90038        Los Angeles               Office
      67        Hawthorne                         CA               90250        Los Angeles               Multifamily
      68        Independence                      MI               48346        Oakland                   Retail
      69        Greenwood                         IN               46142        Johnson                   Office
      74        Hot Springs                       AR               71913        Garland                   Hotel
      75        San Francisco                     CA               94102        San Francisco             Hotel
      77        New Albany                        IN               47150        Floyd                     Retail
      81        Princess Anne                     MD               21853        Somerset                  Multifamily
      82        Lawrenceville                     GA               30044        Gwinnett                  Retail
      84        New York                          NY               10029        New York                  Multifamily
      85        Moscow                            ID               83843        Latah                     Manufactured Housing
      86        Bronx                             NY               10467        Bronx                     Multifamily
      90        New Braunfels                     TX               78130        Comal                     Multifamily
      91        Crystal Lake                      IL               60014        McHenry                   Industrial
      94        Various                           CA              Various       Various                   Hotel
     94.01      South San Francisco               CA               94080        San Mateo                 Hotel
     94.02      Santa Rosa                        CA               95403        Sonoma                    Hotel
      96        Port Richey                       FL               34668        Pasco                     Manufactured Housing
      100       Waterford                         MI               48329        Oakland                   Retail
      103       Superior                          WI               54880        Douglas                   Multifamily
      105       Fontana                           CA               92335        San Bernardino            Self-Storage
      110       Arlington                         TX               76011        Tarrant                   Hotel
      112       Rochester Hills                   MI               48309        Oakland                   Office
      114       Sylvania                          OH               43560        Lucas                     Retail
      115       Columbia                          SC               29229        Richland                  Retail
      117       Denver                            CO               80222        Denver                    Multifamily
      118       Palm Desert                       CA               92211        Riverside                 Industrial
      119       McKinney                          TX               75070        Collin                    Retail
      120       Fairfield                         OH               45014        Butler                    Self-Storage
      121       York                              PA               17402        York                      Office
      123       Miami                             FL               33126        Miami-Dade                Retail
      124       Sparks                            NV               89431        Washoe                    Industrial
      126       Pantego                           TX               76013        Tarrant                   Industrial
      131       Greenville                        NC               27834        Pitt                      Multifamily
      132       Anaheim                           CA               92806        Orange                    Industrial
      133       Gresham                           OR               97030        Multnonah                 Self-Storage
      134       Warrenville                       IL               60555        DuPage                    Retail
      135       Columbia                          SC               29229        Richland                  Retail
      136       Richmond                          VA               23219        Richmond City             Multifamily
      137       Decatur                           AL               35601        Morgan                    Multifamily
      138       Sparks                            NV               89431        Washoe                    Industrial
      140       Moore                             OK               71360        Cleveland                 Retail
      141       Huntersville                      NC               28078        Mecklenburg               Retail
      142       Des Moines                        IA               50320        Polk                      Multifamily
      143       Arab                              AL               35016        Marshall                  Retail
      145       Burlington                        NC               27217        Alamance                  Multifamily
      146       McKinney                          TX               75069        Collin                    Multifamily
      147       Champaign                         IL               61822        Champaign                 Multifamily
      148       Mechanicsburg                     PA               17055        Cumberland                Manufactured Housing
      149       North Las Vegas                   NV               89032        Clark                     Industrial
      150       Scotts Valley                     CA               95066        Santa Cruz                Retail
      151       Somerdale                         NJ               08083        Camden                    Retail
      153       San Antonio                       TX               78216        Bexar                     Retail
      157       Asheboro                          NC               27203        Randolph                  Multifamily
      159       Lower Swatara Township            PA               17111        Dauphin                   Manufactured Housing
      162       Hellam                            PA               17402        York                      Manufactured Housing
      164       Dallas                            TX               75223        Dallas                    Industrial



   Sequence #   Property SubType               Total SF/Units      Unit of Measure        Original Balance           Cutoff Balance
------------------------------------------------------------------------------------------------------------------------------------
       1        Anchored                            2,558,521      Square Feet                 240,000,000           240,000,000.00
     1.01       Anchored                              386,820      Square Feet                  31,432,000            31,432,000.00
     1.02       Anchored                              157,228      Square Feet                  26,304,000            26,304,000.00
     1.03       Anchored                              237,688      Square Feet                  26,134,000            26,134,000.00
     1.04       Anchored                              293,423      Square Feet                  25,514,000            25,514,000.00
     1.05       Anchored                              150,494      Square Feet                  24,215,000            24,215,000.00
     1.06       Anchored                              199,602      Square Feet                  23,413,000            23,413,000.00
     1.07       Anchored                              315,035      Square Feet                  23,119,000            23,119,000.00
     1.08       Anchored                              278,378      Square Feet                  17,076,000            17,076,000.00
     1.09       Anchored                              161,539      Square Feet                  14,379,000            14,379,000.00
     1.10       Anchored                              110,299      Square Feet                  13,808,000            13,808,000.00
     1.11       Anchored                              251,015      Square Feet                  11,224,000            11,224,000.00
     1.12       Anchored                               17,000      Square Feet                   3,382,000             3,382,000.00
       3        CBD                                   282,773      Square Feet                 107,500,000           107,500,000.00
       5        CBD                                   427,568      Square Feet                  83,300,000            83,300,000.00
       6        Warehouse/Distribution              4,156,890      Square Feet                  67,419,000            67,419,000.00
     6.01       Warehouse/Distribution                630,410      Square Feet                   7,875,000             7,875,000.00
     6.02       Warehouse/Distribution                302,378      Square Feet                   7,083,000             7,083,000.00
     6.03       Warehouse/Distribution                499,200      Square Feet                   6,759,000             6,759,000.00
     6.04       Warehouse/Distribution                400,076      Square Feet                   5,400,000             5,400,000.00
     6.05       Warehouse/Distribution                260,000      Square Feet                   4,500,000             4,500,000.00
     6.06       Warehouse/Distribution                257,600      Square Feet                   4,203,000             4,203,000.00
     6.07       Warehouse/Distribution                301,000      Square Feet                   4,059,000             4,059,000.00
     6.08       Warehouse/Distribution                242,690      Square Feet                   3,690,000             3,690,000.00
     6.09       Warehouse/Distribution                148,472      Square Feet                   3,150,000             3,150,000.00
     6.10       Warehouse/Distribution                148,091      Square Feet                   2,430,000             2,430,000.00
     6.11       Warehouse/Distribution                113,620      Square Feet                   2,160,000             2,160,000.00
     6.12       Warehouse/Distribution                112,144      Square Feet                   2,106,000             2,106,000.00
     6.13       Warehouse/Distribution                 95,220      Square Feet                   2,016,000             2,016,000.00
     6.14       Warehouse/Distribution                 83,096      Square Feet                   1,935,000             1,935,000.00
     6.15       Warehouse/Distribution                 58,500      Square Feet                   1,530,000             1,530,000.00
     6.16       Warehouse/Distribution                 99,684      Square Feet                   1,521,000             1,521,000.00
     6.17       Warehouse/Distribution                 85,608      Square Feet                   1,440,000             1,440,000.00
     6.18       Warehouse/Distribution                100,000      Square Feet                   1,350,000             1,350,000.00
     6.19       Warehouse/Distribution                 58,627      Square Feet                   1,125,000             1,125,000.00
     6.20       Warehouse/Distribution                 42,804      Square Feet                     900,000               900,000.00
     6.21       Warehouse/Distribution                 38,290      Square Feet                     792,000               792,000.00
     6.22       Warehouse/Distribution                 43,930      Square Feet                     765,000               765,000.00
     6.23       Warehouse/Distribution                 35,450      Square Feet                     630,000               630,000.00
      12        CBD                                   323,898      Square Feet                  38,000,000            38,000,000.00
      13        Flex                                  328,655      Square Feet                  37,000,000            37,000,000.00
      15        Anchored                              402,634      Square Feet                  29,600,000            29,600,000.00
      19        Full Service                              215      Rooms                        23,250,000            23,250,000.00
      21        Warehouse/Distribution                178,432      Square Feet                  20,500,000            20,500,000.00
      32        Flex                                  114,422      Square Feet                  15,200,000            15,200,000.00
      34        Suburban                               89,184      Square Feet                  14,500,000            14,500,000.00
      39        Full Service                              162      Rooms                        12,500,000            12,500,000.00
      40        Suburban                              183,390      Square Feet                  12,150,000            12,150,000.00
     40.01      Suburban                               68,664      Square Feet                   4,240,000             4,240,000.00
     40.02      Suburban                               57,323      Square Feet                   3,760,000             3,760,000.00
     40.03      Suburban                               15,000      Square Feet                   1,500,000             1,500,000.00
     40.04      Suburban                               19,580      Square Feet                   1,500,000             1,500,000.00
     40.05      Suburban                               22,823      Square Feet                   1,150,000             1,150,000.00
      41        Suburban                               96,775      Square Feet                  12,000,000            12,000,000.00
      42        Suburban                              104,100      Square Feet                  11,600,000            11,600,000.00
      45        Garden                                     99      Units                        11,350,000            11,350,000.00
      57        Garden                                    204      Units                         8,510,000             8,510,000.00
     57.01      Garden                                    100      Units                         4,910,000             4,910,000.00
     57.02      Garden                                    102      Units                         3,600,000             3,600,000.00
      58        Flex                                  150,972      Square Feet                   8,500,000             8,500,000.00
      59        Unanchored                             59,065      Square Feet                   8,450,000             8,450,000.00
      63        Anchored                               69,812      Square Feet                   8,000,000             7,988,805.11
      66        Suburban                               19,530      Square Feet                   7,525,000             7,514,553.91
      67        Garden                                    107      Units                         7,500,000             7,500,000.00
      68        Unanchored                             49,828      Square Feet                   7,500,000             7,500,000.00
      69        Suburban                               57,148      Square Feet                   7,440,000             7,440,000.00
      74        Full Service                              151      Rooms                         6,600,000             6,588,145.17
      75        Full Service                               83      Rooms                         6,500,000             6,500,000.00
      77        Unanchored                             35,011      Square Feet                   6,272,000             6,263,307.19
      81        Garden                                    240      Beds                          6,100,000             6,100,000.00
      82        Shadow Anchored                        30,900      Square Feet                   6,040,000             6,026,038.03
      84        Mid/High Rise                              84      Units                         5,900,000             5,900,000.00
      85        Manufactured Housing                      291      Pads                          5,775,000             5,775,000.00
      86        Garden                                     84      Units                         5,750,000             5,750,000.00
      90        Garden                                    148      Units                         5,600,000             5,600,000.00
      91        Flex                                   74,300      Square Feet                   5,500,000             5,500,000.00
      94        Limited Service                           217      Rooms                         5,500,000             5,500,000.00
     94.01      Limited Service                           117      Rooms                         3,600,000             3,600,000.00
     94.02      Limited Service                           100      Rooms                         1,900,000             1,900,000.00
      96        Manufactured Housing                      178      Pads                          5,400,000             5,400,000.00
      100       Anchored                               65,965      Square Feet                   5,000,000             5,000,000.00
      103       Garden                                     80      Units                         4,730,000             4,717,254.41
      105       Self-Storage                              657      Units                         4,500,000             4,500,000.00
      110       Limited Service                           126      Rooms                         4,060,000             4,052,707.48
      112       Suburban                               24,224      Square Feet                   4,000,000             4,000,000.00
      114       Anchored                               56,350      Square Feet                   4,000,000             3,990,539.13
      115       Unanchored                             25,325      Square Feet                   3,925,000             3,915,822.38
      117       Garden                                    105      Units                         3,850,000             3,850,000.00
      118       Flex                                   32,000      Square Feet                   3,750,000             3,750,000.00
      119       Anchored                               56,400      Square Feet                   3,650,000             3,644,873.07
      120       Self-Storage                              736      Units                         3,500,000             3,493,560.48
      121       Suburban                               53,283      Square Feet                   3,500,000             3,493,526.28
      123       Shadow Anchored                         9,700      Square Feet                   3,450,000             3,450,000.00
      124       Warehouse/Distribution                 69,984      Square Feet                   3,450,000             3,442,243.99
      126       Flex                                   82,000      Square Feet                   3,440,000             3,435,369.99
      131       Garden                                    100      Units                         3,000,000             3,000,000.00
      132       Flex                                  164,496      Square Feet                   3,000,000             2,993,065.24
      133       Self-Storage                              431      Units                         2,960,000             2,960,000.00
      134       Unanchored                              7,300      Square Feet                   2,900,000             2,900,000.00
      135       Unanchored                             19,621      Square Feet                   2,750,000             2,743,569.83
      136       Mid/High Rise                              28      Units                         2,700,000             2,693,645.23
      137       Garden                                     96      Units                         2,675,000             2,675,000.00
      138       Warehouse/Distribution                 57,269      Square Feet                   2,600,000             2,594,154.89
      140       Anchored                               17,380      Square Feet                   2,500,000             2,500,000.00
      141       Unanchored                             15,260      Square Feet                   2,475,000             2,469,212.84
      142       Garden                                    192      Units                         2,400,000             2,394,524.41
      143       Anchored                               72,980      Square Feet                   2,350,000             2,344,768.56
      145       Garden                                    100      Units                         2,280,000             2,280,000.00
      146       Garden                                     60      Units                         2,200,000             2,200,000.00
      147       Garden                                     32      Units                         2,181,000             2,181,000.00
      148       Manufactured Housing                      122      Pads                          2,180,000             2,174,902.62
      149       Warehouse/Distribution                 28,652      Square Feet                   2,100,000             2,095,271.22
      150       Unanchored                              6,964      Square Feet                   2,045,000             2,045,000.00
      151       Unanchored                             19,900      Square Feet                   2,000,000             2,000,000.00
      153       Unanchored                             30,606      Square Feet                   1,900,000             1,900,000.00
      157       Garden                                     99      Units                         1,790,000             1,790,000.00
      159       Manufactured Housing                       90      Pads                          1,680,000             1,676,103.79
      162       Manufactured Housing                       82      Pads                          1,500,000             1,497,302.66
      164       Warehouse/Distribution                 66,807      Square Feet                   1,342,000             1,342,000.00



                        Interest                                                         Monthly Debt
   Sequence #           Rate (%)     Amortization Type         Accrual Type                 Service       I/O Period        Term
------------------------------------------------------------------------------------------------------------------------------------
       1                5.628000    IO-Balloon                   Actual/360               1,382,029.98       36             120
     1.01               5.628000                                                                             36             120
     1.02               5.628000                                                                             36             120
     1.03               5.628000                                                                             36             120
     1.04               5.628000                                                                             36             120
     1.05               5.628000                                                                             36             120
     1.06               5.628000                                                                             36             120
     1.07               5.628000                                                                             36             120
     1.08               5.628000                                                                             36             120
     1.09               5.628000                                                                             36             120
     1.10               5.628000                                                                             36             120
     1.11               5.628000                                                                             36             120
     1.12               5.628000                                                                             36             120
       3                5.494000    Interest Only                Actual/360                 499,006.54       84             84
       5                5.640000    IO-Balloon                   Actual/360                 480,310.97       36             120
       6                5.543000    Interest Only                Actual/360                 315,744.87       60             60
     6.01               5.543000                                                                             60             60
     6.02               5.543000                                                                             60             60
     6.03               5.543000                                                                             60             60
     6.04               5.543000                                                                             60             60
     6.05               5.543000                                                                             60             60
     6.06               5.543000                                                                             60             60
     6.07               5.543000                                                                             60             60
     6.08               5.543000                                                                             60             60
     6.09               5.543000                                                                             60             60
     6.10               5.543000                                                                             60             60
     6.11               5.543000                                                                             60             60
     6.12               5.543000                                                                             60             60
     6.13               5.543000                                                                             60             60
     6.14               5.543000                                                                             60             60
     6.15               5.543000                                                                             60             60
     6.16               5.543000                                                                             60             60
     6.17               5.543000                                                                             60             60
     6.18               5.543000                                                                             60             60
     6.19               5.543000                                                                             60             60
     6.20               5.543000                                                                             60             60
     6.21               5.543000                                                                             60             60
     6.22               5.543000                                                                             60             60
     6.23               5.543000                                                                             60             60
      12                5.667500    Interest Only                Actual/360                 181,963.48      120             120
      13                5.800000    Balloon                      Actual/360                 217,098.62       0              120
      15                5.286000    IO-Balloon                   Actual/360                 164,112.93       36             120
      19                5.905000    Balloon                      Actual/360                 137,978.63       0              120
      21                5.830000    IO-Balloon                   Actual/360                 120,676.29       24             120
      32                5.806000    IO-Balloon                   Actual/360                  89,244.55       48             96
      34                5.782500    Balloon                      Actual/360                  89,944.41       0              120
      39                5.680000    Interest Only                Actual/360                  59,988.43       84             84
      40                5.693000    Balloon                      Actual/360                  70,464.76       0              120
     40.01              5.693000                                                                             0              120
     40.02              5.693000                                                                             0              120
     40.03              5.693000                                                                             0              120
     40.04              5.693000                                                                             0              120
     40.05              5.693000                                                                             0              120
      41                5.595000    IO-Balloon                   Actual/360                  68,851.65       36             84
      42                5.770000    IO-Balloon                   Actual/360                  67,841.90       60             120
      45                5.670000    IO-Balloon                   Actual/360                  65,659.83       60             120
      57                5.900000    IO-Balloon                   Actual/360                  50,475.92       36             120
     57.01              5.900000                                                                             36             120
     57.02              5.900000                                                                             36             120
      58                5.530000    IO-Balloon                   Actual/360                  48,422.18       36             120
      59                6.000000    Balloon                      Actual/360                  50,662.02       0              132
      63                5.505000    Balloon                      Actual/360                  45,448.22       0              120
      66                5.580000    Balloon                      Actual/360                  43,104.59       0              120
      67                5.780000    IO-Balloon                   Actual/360                  43,911.00       12             60
      68                5.640000    IO-Balloon                   Actual/360                  43,245.29       24             120
      69                5.590000    IO-Balloon                   Actual/360                  42,664.57       36             120
      74                5.882000    Balloon                      Actual/360                  42,049.10       0              120
      75                6.360000    Balloon                      Actual/360                  43,321.54       0              120
      77                5.595000    Balloon                      Actual/360                  35,986.46       0              120
      81                6.040000    IO-Balloon                   Actual/360                  36,729.60       36             180
      82                5.590000    Balloon                      Actual/360                  34,636.29       0              120
      84                5.920000    IO-Balloon                   Actual/360                  35,070.60       24             60
      85                5.510000    Balloon                      Actual/360                  32,826.06       0              120
      86                5.480000    IO-Balloon                   Actual/360                  32,575.75       24             120
      90                5.640000    Balloon                      Actual/360                  32,289.81       0              120
      91                5.820000    IO-Balloon                   Actual/360                  32,341.50       12             180
      94                6.430000    Balloon                      Actual/360                  36,896.18       0              60
     94.01              6.430000                                                                             0              60
     94.02              6.430000                                                                             0              60
      96                5.450000    IO-Balloon                   Actual/360                  30,491.42       36             120
      100               5.650000    IO-Balloon                   Actual/360                  28,861.79       24             120
      103               5.660000    Balloon                      Actual/360                  28,299.25       0              120
      105               5.860000    Balloon                      Actual/360                  26,576.07       0              120
      110               5.882000    Balloon                      Actual/360                  25,866.57       0              120
      112               5.830000    IO-Balloon                   Actual/360                  23,546.59       24             120
      114               5.450000    Balloon                      Actual/360                  22,586.24       0              120
      115               5.520000    Balloon                      Actual/360                  22,335.00       0              120
      117               5.570000    IO-Balloon                   Actual/360                  22,029.26       24             120
      118               5.850000    IO-Balloon                   Actual/360                  22,122.79       36             120
      119               5.470000    Balloon                      Actual/360                  20,655.65       0              120
      120               5.630000    Balloon                      Actual/360                  21,765.63       0              120
      121               5.575000    Balloon                      Actual/360                  21,650.11       0              120
      123               5.666000    Balloon                      Actual/360                  19,949.54       0              120
      124               5.760000    Balloon                      Actual/360                  20,155.19       0              120
      126               5.875000    Balloon                      Actual/360                  20,348.90       0              120
      131               5.900000    IO-Balloon                   Actual/360                  17,794.10       36             120
      132               5.590000    Balloon                      Actual/360                  17,203.46       0              120
      133               5.810000    IO-Balloon                   Actual/360                  17,386.74       12             120
      134               5.865000    Balloon                      Actual/360                  17,136.07       0              120
      135               5.520000    Balloon                      Actual/360                  15,648.72       0              120
      136               5.480000    Balloon                      Actual/360                  15,296.44       0              120
      137               5.670000    IO-Balloon                   Actual/360                  15,474.89       24             120
      138               5.760000    Balloon                      Actual/360                  15,189.42       0              120
      140               5.713000    Balloon                      Actual/360                  14,530.61       0              120
      141               5.520000    Balloon                      Actual/360                  14,083.85       0              120
      142               5.670000    Balloon                      Actual/360                  13,884.02       0              120
      143               5.820000    Balloon                      Actual/360                  13,818.64       0              120
      145               5.900000    IO-Balloon                   Actual/360                  13,523.51       36             120
      146               5.725000    IO-Balloon                   Actual/360                  12,803.68       12             120
      147               5.755000    IO-Balloon                   Actual/360                  12,734.65       24             120
      148               5.520000    Balloon                      Actual/360                  12,405.17       0              120
      149               5.750000    Balloon                      Actual/360                  12,255.03       0              120
      150               5.830000    Balloon                      Actual/360                  12,038.20       0              120
      151               5.935000    Balloon                      Actual/360                  11,907.56       0              120
      153               5.780000    IO-Balloon                   Actual/360                  11,124.12       24             120
      157               5.900000    IO-Balloon                   Actual/360                  10,617.14       36             120
      159               5.570000    Balloon                      Actual/360                   9,612.77       0              120
      162               5.870000    Balloon                      Actual/360                   9,545.67       0              120
      164               6.850000    Balloon                      Actual/360                   8,793.58       0              60



   Sequence #          Rem. Term          Amort. Term   Rem. Amort.    Payment Date   Grace Period    ARD (Y/N)    Maturity/ARD Date
------------------------------------------------------------------------------------------------------------------------------------
       1                  119                 360           360             1              7             No             02/01/16
     1.01                 119                 360           360
     1.02                 119                 360           360
     1.03                 119                 360           360
     1.04                 119                 360           360
     1.05                 119                 360           360
     1.06                 119                 360           360
     1.07                 119                 360           360
     1.08                 119                 360           360
     1.09                 119                 360           360
     1.10                 119                 360           360
     1.11                 119                 360           360
     1.12                 119                 360           360
       3                   81                  0             0              1              5             No             12/01/12
       5                  120                 360           360             1              7             No             04/01/16
       6                   59                  0             0              7              0             No             02/07/11
     6.01                  59                  0             0
     6.02                  59                  0             0
     6.03                  59                  0             0
     6.04                  59                  0             0
     6.05                  59                  0             0
     6.06                  59                  0             0
     6.07                  59                  0             0
     6.08                  59                  0             0
     6.09                  59                  0             0
     6.10                  59                  0             0
     6.11                  59                  0             0
     6.12                  59                  0             0
     6.13                  59                  0             0
     6.14                  59                  0             0
     6.15                  59                  0             0
     6.16                  59                  0             0
     6.17                  59                  0             0
     6.18                  59                  0             0
     6.19                  59                  0             0
     6.20                  59                  0             0
     6.21                  59                  0             0
     6.22                  59                  0             0
     6.23                  59                  0             0
      12                  120                  0             0              1              7             No             04/01/16
      13                  120                 360           360             1             10             No             03/01/16
      15                  114                 360           360             1              5             No             09/01/15
      19                  120                 360           360             1              7             No             03/01/16
      21                  120                 360           360             1              7             No             04/01/16
      32                   96                 360           360             1              7             No             03/01/14
      34                  120                 312           312             1             10             No             03/01/16
      39                   84                  0             0              1              7             No             04/01/13
      40                  120                 360           360             1              7             No             03/01/16
     40.01                120                 360           360
     40.02                120                 360           360
     40.03                120                 360           360
     40.04                120                 360           360
     40.05                120                 360           360
      41                   83                 360           360             1              7             No             02/01/13
      42                  120                 360           360             1              7             No             03/01/16
      45                  120                 360           360             1             10             No             04/01/16
      57                  120                 360           360             1              7             No             03/01/16
     57.01                120                 360           360
     57.02                120                 360           360
      58                  120                 360           360             1              7             No             04/01/16
      59                  132                 360           360             1              7             No             04/01/17
      63                  119                 360           359             1              7             No             02/01/16
      66                  119                 360           359             1              7             No             02/01/16
      67                   58                 360           360             1              7             No             01/01/11
      68                  118                 360           360             1              7             No             01/01/16
      69                  119                 360           360             1              7             No             02/01/16
      74                  119                 300           299             1              7             No             02/01/16
      75                  120                 300           300             1              7             No             03/01/16
      77                  119                 360           359             1              7             No             02/01/16
      81                  180                 360           360             1              7             No             03/01/21
      82                  118                 360           358             1              7             No             01/01/16
      84                   60                 360           360             1              7             No             04/01/11
      85                  120                 360           360             1             10             No             04/01/16
      86                  118                 360           360             1              7             No             01/01/16
      90                  120                 360           360             1              7             No             04/01/16
      91                  179                 360           360             1              7             No             02/01/21
      94                   60                 300           300             1              7             No             03/01/11
     94.01                 60                 300           300
     94.02                 60                 300           300
      96                  119                 360           360             1              7             No             02/01/16
      100                 119                 360           360             1              7             No             02/01/16
      103                 118                 330           328             1              7             No             01/01/16
      105                 120                 360           360             1              7             No             03/01/16
      110                 119                 300           299             1              7             No             02/01/16
      112                 120                 360           360             1             10             No             04/01/16
      114                 118                 360           358             1              7             No             01/01/16
      115                 118                 360           358             1              7             No             01/01/16
      117                 119                 360           360             1              7             No             02/01/16
      118                 120                 360           360             1              7             No             03/01/16
      119                 119                 360           359             1             10             No             02/01/16
      120                 119                 300           299             1              7             No             02/01/16
      121                 119                 300           299             1             10             No             02/01/16
      123                 120                 360           360             1              7             No             03/01/16
      124                 118                 360           358             1              7             No             01/01/16
      126                 119                 360           359             1              7             No             02/01/16
      131                 120                 360           360             1              7             No             03/01/16
      132                 118                 360           358             1              7             No             01/01/16
      133                 120                 360           360             1              7             No             03/01/16
      134                 120                 360           360             1              7             No             03/01/16
      135                 118                 360           358             1              7             No             01/01/16
      136                 118                 360           358             1              7             No             01/01/16
      137                 118                 360           360             1              7             No             01/01/16
      138                 118                 360           358             1              7             No             01/01/16
      140                 120                 360           360             1              7             No             03/01/16
      141                 118                 360           358             1              7             No             01/01/16
      142                 118                 360           358             1              7             No             01/01/16
      143                 118                 360           358             1              7             No             01/01/16
      145                 120                 360           360             1              7             No             03/01/16
      146                 119                 360           360             1              7             No             02/01/16
      147                 119                 360           360             1              7             No             02/01/16
      148                 118                 360           358             1              7             No             01/01/16
      149                 118                 360           358             1              7             No             01/01/16
      150                 120                 360           360             1              7             No             03/01/16
      151                 120                 360           360             1              7             No             03/01/16
      153                 118                 360           360             1              7             No             01/01/16
      157                 120                 360           360             1              7             No             03/01/16
      159                 118                 360           358             1              7             No             01/01/16
      162                 119                 300           299             1              7             No             02/01/16
      164                  60                 360           360             1              7             No             04/01/11




   Sequence #     Final Mat Date      ARD Step Up (%)        Defeasance Allowed
--------------------------------------------------------------------------------
       1                                                          Yes

     1.01
     1.02
     1.03
     1.04
     1.05
     1.06
     1.07
     1.08
     1.09
     1.10
     1.11
     1.12
       3                                                          Yes

       5                                                          Yes

       6                                                          Yes

     6.01
     6.02
     6.03
     6.04
     6.05
     6.06
     6.07
     6.08
     6.09
     6.10
     6.11
     6.12
     6.13
     6.14
     6.15
     6.16
     6.17
     6.18
     6.19
     6.20
     6.21
     6.22
     6.23
      12                                                          Yes

      13                                                          Yes

      15                                                          Yes

      19                                                          Yes

      21                                                          Yes

      32                                                          Yes

      34                                                          Yes

      39                                                          Yes

      40                                                          Yes

     40.01
     40.02
     40.03
     40.04
     40.05
      41                                                          Yes

      42                                                          Yes

      45                                                          Yes

      57                                                          Yes

     57.01
     57.02
      58                                                          Yes

      59                                                          Yes

      63                                                          Yes

      66                                                          Yes

      67                                                          Yes

      68                                                          Yes

      69                                                          Yes

      74                                                          Yes

      75                                                          Yes

      77                                                          Yes

      81                                                          Yes

      82                                                          Yes

      84                                                          Yes

      85                                                          Yes

      86                                                          Yes

      90                                                          Yes

      91                                                          Yes

      94                                                          Yes

     94.01
     94.02
      96                                                          Yes

      100                                                         Yes

      103                                                         Yes

      105                                                         Yes

      110                                                         Yes

      112                                                         Yes

      114                                                         Yes

      115                                                         Yes

      117                                                         Yes

      118                                                         Yes

      119                                                         Yes

      120                                                         Yes

      121                                                         Yes

      123                                                         Yes

      124                                                         Yes

      126                                                         Yes

      131                                                         Yes

      132                                                         Yes

      133                                                          No
      134                                                         Yes

      135                                                         Yes

      136                                                         Yes

      137                                                         Yes

      138                                                         Yes

      140                                                         Yes

      141                                                         Yes

      142                                                         Yes

      143                                                         Yes

      145                                                         Yes

      146                                                         Yes

      147                                                         Yes

      148                                                         Yes

      149                                                         Yes

      150                                                         Yes

      151                                                         Yes

      153                                                          No
      157                                                         Yes

      159                                                         Yes

      162                                                         Yes

      164                                                         Yes



   Sequence #     Upfront CapEx Reserve     Upfront Eng. Reserve  Upfront Envir. Reserve     Upfront TI/LC Reserve
-------------------------------------------------------------------------------------------------------------------
       1                              0.00                   0.00                  0.00                        0.00
     1.01
     1.02
     1.03
     1.04
     1.05
     1.06
     1.07
     1.08
     1.09
     1.10
     1.11
     1.12
       3                              0.00                   0.00                  0.00                        0.00
       5                         27,500.00              27,500.00                  0.00                2,500,000.00
       6                              0.00                   0.00                  0.00                        0.00
     6.01
     6.02
     6.03
     6.04
     6.05
     6.06
     6.07
     6.08
     6.09
     6.10
     6.11
     6.12
     6.13
     6.14
     6.15
     6.16
     6.17
     6.18
     6.19
     6.20
     6.21
     6.22
     6.23
      12                         49,313.00                   0.00                  0.00                        0.00
      13                              0.00                   0.00                  0.00                        0.00
      15                              0.00                   0.00                  0.00                        0.00
      19                              0.00                   0.00                  0.00                        0.00
      21                              0.00              26,250.00                  0.00                        0.00
      32                              0.00                   0.00                  0.00                        0.00
      34                              0.00                   0.00                  0.00                        0.00
      39                              0.00                   0.00                  0.00                        0.00
      40                              0.00                   0.00                  0.00                        0.00
     40.01
     40.02
     40.03
     40.04
     40.05
      41                              0.00              26,464.00                  0.00                  200,000.00
      42                              0.00                   0.00                  0.00                        0.00
      45                              0.00                   0.00                  0.00                        0.00
      57                              0.00               7,500.00                  0.00                        0.00
     57.01
     57.02
      58                              0.00                   0.00                  0.00                        0.00
      59                              0.00                   0.00                  0.00                        0.00
      63                              0.00                   0.00            125,000.00                        0.00
      66                              0.00                   0.00                  0.00                        0.00
      67                              0.00                   0.00                  0.00                        0.00
      68                              0.00               2,000.00                  0.00                        0.00
      69                              0.00                   0.00                  0.00                        0.00
      74                              0.00                   0.00                  0.00                        0.00
      75                              0.00             102,500.00                  0.00                        0.00
      77                              0.00               8,625.00                  0.00                        0.00
      81                              0.00                   0.00                  0.00                        0.00
      82                              0.00                   0.00                  0.00                        0.00
      84                              0.00              11,525.00                  0.00                        0.00
      85                              0.00                   0.00                  0.00                        0.00
      86                              0.00              77,273.00                  0.00                        0.00
      90                              0.00              10,000.00                  0.00                        0.00
      91                              0.00                   0.00                  0.00                        0.00
      94                              0.00                   0.00                  0.00                        0.00
     94.01
     94.02
      96                              0.00                   0.00                  0.00                        0.00
      100                             0.00              80,438.00                  0.00                  125,000.00
      103                             0.00                   0.00                  0.00                        0.00
      105                             0.00                   0.00                  0.00                        0.00
      110                             0.00               6,250.00                  0.00                        0.00
      112                             0.00                   0.00                  0.00                        0.00
      114                             0.00                   0.00                  0.00                        0.00
      115                             0.00                   0.00                  0.00                        0.00
      117                             0.00               4,012.50                  0.00                        0.00
      118                             0.00                   0.00                  0.00                        0.00
      119                             0.00             157,250.00                  0.00                        0.00
      120                             0.00                   0.00                  0.00                        0.00
      121                             0.00              12,500.00                  0.00                        0.00
      123                             0.00                   0.00                  0.00                        0.00
      124                             0.00               5,500.00                  0.00                  185,000.00
      126                             0.00                   0.00                  0.00                        0.00
      131                             0.00               3,000.00                  0.00                        0.00
      132                             0.00                   0.00                  0.00                        0.00
      133                             0.00                   0.00                  0.00                        0.00
      134                             0.00               6,375.00                  0.00                        0.00
      135                             0.00                   0.00                  0.00                        0.00
      136                             0.00                   0.00                  0.00                        0.00
      137                             0.00              56,562.50                  0.00                        0.00
      138                       135,608.00                   0.00                  0.00                  232,000.00
      140                             0.00                   0.00                  0.00                        0.00
      141                             0.00                   0.00                  0.00                        0.00
      142                             0.00               3,226.38                  0.00                        0.00
      143                             0.00               1,875.00                  0.00                        0.00
      145                             0.00              12,453.75                  0.00                        0.00
      146                             0.00                   0.00                  0.00                        0.00
      147                             0.00                   0.00                  0.00                        0.00
      148                             0.00                   0.00                  0.00                        0.00
      149                             0.00                   0.00                  0.00                   50,000.00
      150                             0.00                   0.00                  0.00                        0.00
      151                             0.00               2,500.00                  0.00                        0.00
      153                             0.00              66,527.50                  0.00                        0.00
      157                             0.00              15,000.00                  0.00                        0.00
      159                             0.00                   0.00                  0.00                        0.00
      162                             0.00                   0.00                  0.00                        0.00
      164                             0.00                   0.00                  0.00                        0.00




   Sequence # Upfront RE Tax Reserve    Upfront Ins. Reserve   Upfront Other Reserve
---------------------------------------------------------------------------------------
       1               1,649,165.42                      0.00                   0.00
     1.01
     1.02
     1.03
     1.04
     1.05
     1.06
     1.07
     1.08
     1.09
     1.10
     1.11
     1.12
       3                       0.00                      0.00                   0.00
       5                 692,103.79                 61,583.33              35,834.00
       6                       0.00                      0.00                   0.00
     6.01
     6.02
     6.03
     6.04
     6.05
     6.06
     6.07
     6.08
     6.09
     6.10
     6.11
     6.12
     6.13
     6.14
     6.15
     6.16
     6.17
     6.18
     6.19
     6.20
     6.21
     6.22
     6.23
      12                 668,344.59                      0.00                   0.00
      13                       0.00                      0.00                   0.00
      15                  78,864.32                      0.00                   0.00
      19                  65,797.25                 31,043.43                   0.00
      21                 138,680.92                      0.00                   0.00
      32                   9,896.32                  1,177.16                   0.00
      34                  91,841.27                    488.83                   0.00
      39                       0.00                      0.00                   0.00
      40                  59,672.96                  5,473.25                   0.00
     40.01
     40.02
     40.03
     40.04
     40.05
      41                  70,558.50                      0.00                   0.00
      42                  89,101.26                 27,444.97             153,876.00
      45                  16,741.67                  2,324.33                   0.00
      57                  21,888.20                 27,936.33               1,750.00
     57.01
     57.02
      58                       0.00                 10,636.05                   0.00
      59                       0.00                  4,806.66                   0.00
      63                       0.00                  5,745.33                   0.00
      66                  53,714.16                  1,624.16                   0.00
      67                  40,533.33                  5,159.33                   0.00
      68                  44,186.65                      0.00                   0.00
      69                   5,805.67                  5,174.00                   0.00
      74                       0.00                      0.00                   0.00
      75                       0.00                 27,073.00                   0.00
      77                   4,716.50                  6,325.00                   0.00
      81                  69,923.33                      0.00                   0.00
      82                   8,722.02                  1,444.50                   0.00
      84                  51,669.28                      0.00                   0.00
      85                  28,853.28                  2,821.66                   0.00
      86                  10,927.00                  5,733.33                   0.00
      90                  40,094.07                 17,228.95                   0.00
      91                       0.00                      0.00                   0.00
      94                  11,664.96                 11,353.67                   0.00
     94.01
     94.02
      96                  26,102.66                  2,250.75                   0.00
      100                 20,950.54                  3,197.00                   0.00
      103                  6,250.90                  1,908.17                   0.00
      105                  6,948.90                  5,292.08                   0.00
      110                      0.00                      0.00                   0.00
      112                 10,083.33                  4,186.42             327,678.66
      114                  6,038.91                 16,309.17                   0.00
      115                  8,324.22                  3,243.75              60,000.00
      117                  3,290.63                 14,140.00                   0.00
      118                 18,403.85                  1,983.25                   0.00
      119                 29,250.00                  6,907.83                   0.00
      120                      0.00                      0.00                   0.00
      121                      0.00                      0.00                   0.00
      123                 13,056.16                 10,356.50                   0.00
      124                  4,471.50                 19,662.00                   0.00
      126                 35,945.85                  1,362.15                   0.00
      131                  9,365.69                 12,798.50               1,750.00
      132                      0.00                      0.00                   0.00
      133                  8,328.07                  2,580.00                   0.00
      134                 11,350.50                  2,316.66                   0.00
      135                  4,982.41                  1,846.83              40,000.00
      136                  9,465.75                  4,282.38                   0.00
      137                  8,476.38                  3,518.66              25,000.00
      138                  7,600.84                 14,289.00              19,052.00
      140                  7,036.08                    786.75             213,251.00
                                                  (100,000.00)
      141                  2,118.98                  2,246.00              20,000.00
      142                      0.00                      0.00                   0.00
      143                  3,695.84                  3,434.50                   0.00
      145                  8,230.73                 13,788.50               1,750.00
      146                 10,482.26                  8,317.29                   0.00
      147                 27,322.52                  1,155.00                   0.00
      148                 16,376.09                    701.00                   0.00
      149                  6,587.00                  3,937.50              13,777.33

      150                      0.00                      0.00                   0.00
      151                  9,621.62                  3,454.50                   0.00
      153                  9,921.14                  6,955.67                   0.00
      157                 11,758.00                 13,230.25               1,750.00
      159                 21,804.25                  1,002.50                   0.00
      162                 14,940.97                    783.75                   0.00
      164                  6,969.40                    872.75                   0.00



   Sequence #   Upfront Other Description
----------------------------------------------------------------------------------
       1
     1.01
     1.02
     1.03
     1.04
     1.05
     1.06
     1.07
     1.08
     1.09
     1.10
     1.11
     1.12
       3
       5       Ground Rent Reserve
       6
     6.01
     6.02
     6.03
     6.04
     6.05
     6.06
     6.07
     6.08
     6.09
     6.10
     6.11
     6.12
     6.13
     6.14
     6.15
     6.16
     6.17
     6.18
     6.19
     6.20
     6.21
     6.22
     6.23
      12
      13
      15
      19
      21
      32
      34
      39
      40
     40.01
     40.02
     40.03
     40.04
     40.05
      41
      42       Half Associates Expansion Space Occupancy Reserve
      45
      57       Assumption Fee Reserve
     57.01
     57.02
      58
      59
      63
      66
      67
      68
      69
      74
      75
      77
      81
      82
      84
      85
      86
      90
      91
      94
     94.01
     94.02
      96
      100
      103
      105
      110
      112      Mechanic's Lien Reserve
      114
      115      Additional Collateral Reserve
      117
      118
      119
      120
      121
      123
      124
      126
      131      Assumption Fee Escrow
      132
      133
      134
      135      Additional Collateral Reserve
      136
      137      Furniture Replacement Reserve
      138      Near Term Insurance Premium Reserve
      140      Catherine's Deposit Escrow (113,251.00), Spotted Leopard Escrow

      141      Additional Collateral Reserve
      142
      143
      145      Assumption Fee Escrow
      146
      147
      148
      149      Furious Motor Sports Occupancy Reserve ($5,527.33); Near Term
               Insurance Premium Reserve ($8,250.00)
      150
      151
      153
      157      Assumption Fee Escrow
      159
      162
      164



   Sequence #    Monthly Capex Reserve  Monthly Envir. Reserve Monthly TI/LC Reserve Monthly RE Tax Reserve Monthly Ins. Reserve
------------------------------------------------------------------------------------------------------------------------------------
       1                           0.00               5,833.33                  0.00             371,021.01                  0.00
     1.01
     1.02
     1.03
     1.04
     1.05
     1.06
     1.07
     1.08
     1.09
     1.10
     1.11
     1.12
       3                           0.00                   0.00                  0.00                   0.00                  0.00
       5                       3,544.00                   0.00                  0.00             138,420.76             30,791.67
       6                           0.00                   0.00                  0.00                   0.00                  0.00
     6.01
     6.02
     6.03
     6.04
     6.05
     6.06
     6.07
     6.08
     6.09
     6.10
     6.11
     6.12
     6.13
     6.14
     6.15
     6.16
     6.17
     6.18
     6.19
     6.20
     6.21
     6.22
     6.23
      12                           0.00                   0.00                  0.00                   0.00                  0.00
      13                           0.00                   0.00                  0.00                   0.00                  0.00
      15                       2,558.23                   0.00             45,000.00              39,432.16                  0.00
      19                      19,925.00                   0.00                  0.00              13,159.45             10,347.81
      21                       1,669.29                   0.00              8,333.34              69,340.46                  0.00
      32                       2,703.23                   0.00              8,333.33               9,896.32                588.58
      34                         895.33                   0.00                  0.00              22,960.32                488.83
      39                      26,940.00                   0.00                  0.00                   0.00                  0.00
      40                       2,306.45                   0.00             11,667.00              19,890.99              1,824.42
     40.01
     40.02
     40.03
     40.04
     40.05
      41                       1,572.08                   0.00              4,166.00              11,759.74                  0.00
      42                         867.50                   0.00                  0.00              25,919.23              2,495.00
      45                           0.00                   0.00                  0.00              16,741.67              2,324.33
      57                       4,250.00                   0.00                  0.00               5,472.05              2,539.67
     57.01
     57.02
      58                       4,130.00                   0.00              7,500.00              12,341.65                818.15
      59                           0.00                   0.00                  0.00                   0.00                480.66
      63                         679.18                   0.00              2,000.00                   0.00              1,438.58
      66                         325.50                   0.00                  0.00              10,742.83                812.08
      67                       2,006.25                   0.00                  0.00              10,133.33              2,579.66
      68                         628.00                   0.00              4,166.67              11,046.66                  0.00
      69                         330.00                   0.00              2,500.00               1,451.42                862.33
      74                           0.00                   0.00                  0.00                   0.00                  0.00
      75                      10,537.80                   0.00                  0.00               6,860.91              2,256.08
      77                         239.67                   0.00              2,296.30               1,572.17              1,054.17
      81                       1,922.92                   0.00                  0.00               8,740.42              1,498.67
      82                         257.50                   0.00              2,575.00               1,744.00                722.25
      84                       3,050.79                   0.00                  0.00              12,917.32                  0.00
      85                       1,212.50                   0.00                  0.00               4,808.88              1,410.83
      86                       1,120.00                   0.00                  0.00              10,927.00              2,866.67
      90                       3,000.00                   0.00                  0.00              10,023.52              2,871.49
      91                       1,451.04                   0.00              6,482.00                   0.00                  0.00
      94                      11,459.83                   0.00                  0.00              11,664.96              2,838.42
     94.01
     94.02
      96                         746.00                   0.00                  0.00               5,220.53                750.25
      100                        181.40                   0.00                  0.00               5,237.63              1,065.67
      103                      1,553.00                   0.00                  0.00               6,250.90              1,908.17
      105                        879.08                   0.00                  0.00               3,653.97                407.08
      110                          0.00                   0.00                  0.00                   0.00                  0.00
      112                        116.50                   0.00              1,614.92               5,041.67                380.58
      114                        813.73                   0.00              2,083.33               6,038.91              1,630.92
      115                          0.00                   0.00                  0.00               4,162.11                360.42
      117                      2,458.11                   0.00                  0.00               3,290.63              1,767.50
      118                        266.67                   0.00              5,172.00               2,629.12                661.08
      119                        705.00                   0.00              1,692.00               9,750.00                986.83
      120                          0.00                   0.00                  0.00                   0.00                  0.00
      121                          0.00                   0.00                  0.00                   0.00                  0.00
      123                          0.00                   0.00                500.00               6,528.08              3,452.17
      124                      1,358.31                   0.00              3,000.00               2,235.75              2,184.66
      126                      1,366.67                   0.00              2,500.00               7,189.17                681.08
      131                      2,170.00                   0.00                  0.00               2,341.42              1,163.50
      132                          0.00                   0.00                  0.00                   0.00                  0.00
      133                        592.08                   0.00                  0.00               1,388.01                258.00
      134                        608.33                   0.00                900.00               3,783.50                579.16
      135                          0.00                   0.00                  0.00               2,491.20                263.83
      136                        210.00                   0.00              1,000.00               1,183.22                856.48
      137                      2,800.00                   0.00                  0.00               1,695.28              1,759.33
      138                        786.14                   0.00              1,908.97               2,533.61              1,587.66
      140                        217.25                   0.00              1,000.00               1,759.02                 87.42
      141                          0.00                   0.00                  0.00               1,059.49                374.33
      142                          0.00                   0.00                  0.00                   0.00                  0.00
      143                        912.25                   0.00              1,702.87               1,231.95              1,144.83
      145                      2,835.00                   0.00                  0.00               2,057.68              1,253.50
      146                      1,307.08                   0.00                  0.00               3,494.09              2,772.43
      147                        547.00                   0.00                  0.00               4,553.75                385.00
      148                        327.58                   0.00                  0.00               3,275.22                233.67
      149                        356.65                   0.00                  0.00               1,646.75                562.50
      150                          0.00                   0.00                  0.00                   0.00                  0.00
      151                        435.00                   0.00              3,334.00               4,810.81                383.83
      153                        475.29                   0.00                757.65               4,960.57                496.83
      157                      3,032.00                   0.00                  0.00               2,939.50              1,202.75
      159                        325.61                   0.00                  0.00               2,725.53                334.17
      162                         80.28                   0.00                  0.00               2,490.16                156.75
      164                        933.00                   0.00              2,500.00               1,393.88                872.75



   Sequence #    Monthly Other Reserve  Other Month Description Letter of Credit   Description of LOC
------------------------------------------------------------------------------------------------------------------------------------
       1                           0.00                                No
     1.01
     1.02
     1.03
     1.04
     1.05
     1.06
     1.07
     1.08
     1.09
     1.10
     1.11
     1.12
       3                           0.00                                No
       5                           0.00                                No
       6                           0.00                                No
     6.01
     6.02
     6.03
     6.04
     6.05
     6.06
     6.07
     6.08
     6.09
     6.10
     6.11
     6.12
     6.13
     6.14
     6.15
     6.16
     6.17
     6.18
     6.19
     6.20
     6.21
     6.22
     6.23
      12                           0.00                                No
      13                           0.00                                No
      15                           0.00                                No
      19                           0.00                                No
      21                           0.00                                No
      32                           0.00                                No
      34                           0.00                                No
      39                           0.00                                No
      40                           0.00                                No
     40.01
     40.02
     40.03
     40.04
     40.05
      41                           0.00                                No
      42                           0.00                                No
      45                           0.00                                No
      57                           0.00                                No
     57.01
     57.02
      58                           0.00                                No
      59                           0.00                                No
      63                           0.00                                No
      66                           0.00                                No
      67                           0.00                                No
      68                           0.00                                No
      69                           0.00                                No
      74                           0.00                                No
      75                           0.00                                No
      77                           0.00                                No
      81                           0.00                                No
      82                           0.00                                No
      84                           0.00                                No
      85                           0.00                                No
      86                           0.00                                No
      90                           0.00                                No
      91                      32,341.50 Eltek Debt Service Funds       No
      94                           0.00                                No
     94.01
     94.02
      96                           0.00                                No
      100                          0.00                                No
      103                          0.00                                No
      105                          0.00                                No
      110                          0.00                                No
      112                          0.00                                No
      114                          0.00                                No
      115                          0.00                              107,500       Holdback LOC released upon: i.) No Event of
                                                                                   Default, ii.) DSCR >= 1.20x
      117                          0.00                                No
      118                          0.00                                No
      119                          0.00                                No
      120                          0.00                                No
      121                          0.00                              550,000       Property Occupancy Letter of Credit
      123                          0.00                                No
      124                          0.00                                No
      126                          0.00                                No
      131                          0.00                                No
      132                          0.00                                No
      133                          0.00                                No
      134                          0.00                                No
      135                          0.00                              825,000       Litigation Holdback LOC ($750,000) ; Holdback
                                                                                   LOC ($75,000)
      136                          0.00                                No
      137                        800.00                                No
      138                          0.00                                No
      140                          0.00                                No
      141                          0.00                              67,500        Holdback LOC released upon: i.) No Event of
                                                                                   Default, ii.) DSCR >= 1.20x
      142                          0.00                                No
      143                          0.00                                No
      145                          0.00                                No
      146                          0.00                                No
      147                          0.00                                No
      148                          0.00                                No
      149                          0.00                                No
      150                          0.00                                No
      151                          0.00                              100,000       In lieu of 100,000.00 deposit into TI/LC Upfront
                                                                                   Reserve
      153                          0.00                                No
      157                          0.00                                No
      159                          0.00                                No
      162                          0.00                                No
      164                          0.00                                No



   Sequence #   Title Type              Crossed Loan         Related Borrower
------------------------------------------------------------------------------------------------------------------------------------
       1        Fee/Leasehold
     1.01       Fee
     1.02       Fee
     1.03       Fee
     1.04       Fee
     1.05       Fee
     1.06       Fee
     1.07       Fee
     1.08       Fee
     1.09       Fee
     1.10       Fee/Leasehold
     1.11       Fee
     1.12       Fee
       3        Fee
       5        Leasehold
       6        Fee
     6.01       Fee
     6.02       Fee
     6.03       Fee
     6.04       Fee
     6.05       Fee
     6.06       Fee
     6.07       Fee
     6.08       Fee
     6.09       Fee
     6.10       Fee
     6.11       Fee
     6.12       Fee
     6.13       Fee
     6.14       Fee
     6.15       Fee
     6.16       Fee
     6.17       Fee
     6.18       Fee
     6.19       Fee
     6.20       Fee
     6.21       Fee
     6.22       Fee
     6.23       Fee
      12        Fee
      13        Fee
      15        Fee
      19        Fee
      21        Fee
      32        Fee
      34        Fee
      39        Fee
      40        Fee
     40.01      Fee
     40.02      Fee
     40.03      Fee
     40.04      Fee
     40.05      Fee
      41        Fee                                                  2
      42        Fee
      45        Fee
      57        Fee                                                  8
     57.01      Fee
     57.02      Fee
      58        Leasehold
      59        Fee
      63        Fee
      66        Fee
      67        Fee
      68        Fee
      69        Fee
      74        Fee                                                  9
      75        Fee
      77        Fee
      81        Fee
      82        Fee
      84        Fee                                                  7
      85        Fee
      86        Fee
      90        Fee
      91        Fee
      94        Leasehold
     94.01      Leasehold
     94.02      Leasehold
      96        Fee
      100       Fee
      103       Fee
      105       Fee
      110       Fee                                                  9
      112       Fee
      114       Fee
      115       Fee                     C
      117       Fee
      118       Fee
      119       Fee
      120       Fee
      121       Fee
      123       Fee
      124       Fee                                                 11
      126       Fee
      131       Fee                                                  8
      132       Leasehold
      133       Fee
      134       Fee
      135       Fee                     C
      136       Fee
      137       Fee
      138       Fee                                                 11
      140       Fee
      141       Fee                     C
      142       Fee
      143       Fee
      145       Fee                                                  8
      146       Fee
      147       Fee
      148       Fee                                                 15
      149       Fee                                                 11
      150       Fee
      151       Fee
      153       Fee
      157       Fee                                                  8
      159       Fee                                                 15
      162       Fee
      164       Fee



   Sequence #   Borrower Name
------------------------------------------------------------------------------------------------------------------------------------
       1        CW Groton Square LLC, CW Village Square LLC, Fox Run Limited
                Partnership, Fox Run LLC, KR Collegetown LLC, Marlton Plaza
                Assocaites II, L.P., Village Plaza LLC, KR Stratford LLC, KRT
                Property Holdings LLC, KR Best Associates L.P., and KR Barn,
                L.P.

     1.01
     1.02
     1.03
     1.04
     1.05
     1.06
     1.07
     1.08
     1.09
     1.10
     1.11
     1.12
       2        Mall at Smith Haven, LLC
       3        550 Terry Francois Blvd., L.L.C.
       4        PR Hagerstown LLC and PR Valley Limited Partnership
       5        Gotham Broad LLC
       6        CJF2 LLC
     6.01
     6.02
     6.03
     6.04
     6.05
     6.06
     6.07
     6.08
     6.09
     6.10
     6.11
     6.12
     6.13
     6.14
     6.15
     6.16
     6.17
     6.18
     6.19
     6.20
     6.21
     6.22
     6.23
       7        Horizon/McClellan LLC, MP Cargo LAX Property LLC, MP Cargo ORD Property LLC, and MP Cargo LAX I LLC
     7.01
     7.02
     7.03
     7.04
     7.05
       7        Various
       8        BC Wood Investment Fund II, LLC
     8.01
     8.02
     8.03
     8.04
     8.05
     8.06
     8.07
     8.08
       9        Danville Manor, LLC
      10        BC Wood Investment Holdings III, LLC

      11        Smith/Curry Hotel Group Kings Grant LLC, Smith/Curry Hotel Group
                HH-Harris LLC, Smith/Curry Hotel Group Manchester Village LLC,
                Smith/Curry Hotel Group Pineville II LLC, Smith/Curry Hotel
                Group CI-Harris LLC

     11.01
     11.02
     11.03
     11.04
     11.05
      12        Dever Properties LLC
      13        Griffin Capital (Carlsbad Pointe) Investor, LLC, Griffin Capital
                (Carlsbad Pointe) Investor 1, LLC,Griffin Capital (Carlsbad
                Pointe) Investor 2, LLC,Griffin Capital (Carlsbad Pointe)
                Investor 3, LLC,Griffin Capital (Carlsbad Pointe) Investor 4,
                LLC,Griffin Capital (Carlsbad Pointe) Investor 5, LLC,Griffin
                Capital (Carlsbad Pointe) Investor 6, LLC,Griffin Capital
                (Carlsbad Pointe) Investor 7, LLC,Griffin Capital (Carlsbad
                Pointe) Investor 8, LLC,Griffin Capital (Carlsbad Pointe)
                Investor 9, LLC,Griffin Capital (Carlsbad Pointe) Investor 10,
                LLC,Griffin Capital (Carlsbad Pointe) Investor 11, LLC, Griffin
                Capital (Carlsbad Pointe) Investor 12, LLC,Griffin Capital
                (Carlsbad Pointe) Investor 13, LLC,Griffin Capital (Carlsbad
                Pointe) Investor 14, LLC,Griffin Capital (Carlsbad Pointe)
                Investor 15, LLC,Griffin Capital (Carlsbad Pointe) Investor 16,
                LLC,Griffin Capital (Carlsbad Pointe) Investor 17, LLC,Griffin
                Capital (Carlsbad Pointe) Investor 18, LLC,Griffin Capital
                (Carlsbad Pointe) Investor 19, LLC,Griffin Capita
      14        Benson Hotel Limited Partnership
      15        Amerishop Bigg's Place, LLC
      16        Carmel Valley Associates, CWS Carmel Valley 97, LLC, CWS Stonegate Austin-Carmel Valley I, L.P.
      17        Burbank Owner Corp.
      18        Philips Lake Worth, L.P.
      19        SC Harp El Segundo, LLC
      20        8th and Pine Joint Venture
      21        Stewart & Clinton Co., LLC
      22        Coolidge Hastings LLC, Coolidge Osborn LLC, HLP Hastings LLC, HLP Osborn LLC
     22.01
     22.02
      23        Richland Pointe, LLC and Delaware Oak River, LLC
      24        CP Bristol SA LLC
      25        Harbor Grand Apartments Investors LP, KL Lim HG, LLC, Mila Ent. HG, LLC, Weiss HG, LLC, Heil Harbor Grand, LLC
      26        Washington Plaza, LLC
      27        MB Pittsburgh Bridgeside DST
      28        35/WCD Century South K/C, Ltd.
      29        USA Carrington Park, LLC, and others as tenants in common
      30        Ashton Bell 28 Property, LLC
      31        Cameron Technology Investors II, L.P., WCBC Investors II, LP
     31.01
     31.02
      32        RIF III-Sorrento Pines, LLC
      33        Marketfair North LLC
      34        TCP-Ann Arbor, LLC
      35        J&T Rio Linda Plaza, LLC; Wilson Family Properties Rio Linda, LLC; BSP Rio Linda Plaza, LLC
      36        Direct Invest - 829 Middlesex, LLC
      37        Chisholm/Bass Round Rock K/C, Ltd.
      38        Brandywine Partners, L.P.
      39        Gainey Hotel Co., L.L.C.
      40        JPM Holdings, LLC
     40.01
     40.02
     40.03
     40.04
     40.05
      41        RDS Investment Company, LLC, TMG Investment Company, LLC, NTB
                Investment Company, LLC and PWS Investment Company, LLC
      42        Sealy Parkwood, L.P.
      43        Tampa Oaks Hotel, L.L.C.
      44        Lion Paw, LLC
      45        Trostel Square Apartments LLC
      46        Belvedere Investment Associates, LLC
      47        Seaford Village, LLC
      48        Darby II, LLC, 433 Occidental, LLC, MP West, LLC
      49        Cooper Square NY Associates, L.P.
      50        ATC Turnpike Plaza, LLC
      51        Riviera Casas Adobes, LLC, Riviera BJA, LLC, Riviera BJSP, LLC, and Riviera FH, LLC
      52        Winchester Temecula One, L.P.
      53        Biddeford Investment Associates, Limited Partnership
      54        87 Post Road East Associates LLC
      55        CIP Attleboro Management, LLC, Compass Realty/Attleboro, LLC and Nomist Realty/Brooks/Attleboro, LLC
      56        Ko's Packer Square, Inc.
      57        TP Investors, LLC
     57.01
     57.02
      58        NBP Partners II, LLC
      59        Butler Champion, Ltd.
      60        MB Sugar Land Gillingham Limited Partnership
      61        JSB Properties LLC
      62        Datwyler Jordan Gateway Plaza, LLC
      63        Cherry Hill Court Associates, L.L.C.
      64        88 Llewellyn Associates, LLC, Mosaic Llewellyn LLC
      65        Hawthorne Square Naperville Limited Partnership
      66        GSA Group, LLC, GSA Associates, LLC
      67        Pinnacle-Lemoli, LLC
      68        Village Town Center, L.L.C.
      69        Allen/Christy Associates, LLC
      70        GHP 79 East LLC and 100 Dowd LLC
      71        Lawndale Plaza LLC, 4128 Chester Limited Partnership
     71.01
     71.02
      72        S.A. - Chase Hill SPE, L.P.
      73        St. Rose, LLC, JAA, LLC
      74        Lake Hamilton Hotel Holdings, Inc.
      75        Geary Street Properties, LLC
      76        55 Post Road West LLC
      77        Peche, LLC,  Pechtwo, LLC, Peach III, LLC
      78        Lancaster Country Hotel Group, LLC
      79        Cross Park Investors II, L.P., Rutland-McNeil Investors II, L.P.
     79.01
     79.02
      80        WI-FI 2400, LLC
      81        Arden's Run, LLC
      82        Lawrenceville Commons, LLC
      83        Apple Hotel, LLC
      84        Caparra La Nueva Associates, L.P.
      85        MADEE, LLC
      86        3525 Decatur Avenue LLC
      87        1877 South Federal LLC
      88        Sonrisa Venture, L.P., Sonrisa Boyce, LLC, Sonrisa Leeds, LLC,
                Sonrisa O'Malley, LLC, Sonrisa Payne, LLC, Sonrisa Ragimov, LLC,
                Sonrisa Read, LLC, Sonrisa Tate, LLC
     88.01
     88.02
     88.03
     88.04
     88.05
      89        Beaver Banning Group LLC, Beaver Kirkmulon LLC, Dacar, LLC, Beaver Medical LLC
      90        Torrey Place, LLC
      91        Walden Industrial Capital, LLC
      92        Cheyenne Mountain Hotel Company, L.L.C.
      93        Apple Hotel Holdings LLC
      94        Tiburon Hospitality LLC
     94.01
     94.02
      95        University Lofts, LLC
      96        Shalimar MHP, LLC
      97        3435 Ocean Park LLC
      98        Fifty One NWS Realty Trust, KHA Realty Trust
      99        Belair MOB I, LLC.
      100       A&R Properties L.L.C.
      101       Cove Neck Properties, LLC
      102       Emerald Park Apartments Limited Partnership
      103       Superior Townhomes LLC
      104       R&F Properties, LLC
      105       First Choice Storage, Inc.
      106       ANK/Mid-Five Corporation
      107       Warren Durango, LLC
      108       Joliet Commons, LLC
      109       SWC Fry Road/West Little York, Ltd.
      110       Arlington Texas Hotel Holdings, Inc.
      111       H.J. Associates, Ltd.
      112       JBD Medical C Building, LLC
      113       9751 Delegates Drive, LLC
      114       Timberstone Development, LLC
      115       Building 1 Sparkleberry Crossing, LLC
      116       830 Rock, LLC
      117       Monaco Square Holdings, LLC
      118       DBP Properties, L.L.C.
      119       JAHCO Virginia Square, L.P.
      120       Imbus Enterprises Limited Partnership
      121       KM Executive Center, L.P.
      122       JMF Enterprises II LLC
      123       Cyrancel LLC
      124       South Tech Greg, LLC
      125       CP 962 Monterey, LLC
      126       DRM Partners, L.P, F and F & S Northlake Partners, LLC
      127       Interlaken Inn Associates, Ltd
      128       MBS Woodland, LLC
      129       RHW Hotel Holdings Company, LLC
      130       Sonrisa Venture, L.P., Sonrisa Boye, LLC, Sonrisa Leeds, LLC,
                Sonrisa O'Malley, LLC, Sonrisa Payne, LLC, Sonrisa Ragimov, LLC,
                Sonrisa Read, LLC, Sonrisa Tate, LLC
    130.01
    130.02
    130.03
    130.04
      131       TP Investors, LLC
      132       Mira Loma Red Gum Business Park LLC
      133       Powell Storage, LLC
      134       WFS-Cantera, LLC
      135       Sparkleberry Crossing Building Two, LLC
      136       312 East Broad Street L.P.
      137       Hitters Park II, LLC
      138       South Tech Glendale 155, LLC
      139       Deer Park Station Limited Partnership
      140       Riverwalk Centre II-Oklahoma, L.L.C.
      141       Exit 25 LLC
      142       Daymark -  Woodbridge LLC & Dobbertin Twin Pine, LLC
      143       Arab Center Partners, LLC
      145       TP Investors, LLC
      146       Brookwood McKinney, L.P.
      147       Crowwood, LLC
      148       Carl E. Dallmeyer, Kelly J. Rodgers
      149       South Tech Brooks 2750K, LLC
      150       Scotts Valley Corners
      151       600 WHP, LLC
      152       AP-Amsterdam 381 East 160th LLC
      153       Northview Concourse SC, Ltd.
      154       Centerbrooke Investments, LLC, Centerbrooke Venture, LLC, Alna of DE, LLC
      155       A+ Mini Storage, LLC
      156       AP-Amsterdam 2260 Washington LLC
      157       TP Investors, LLC
      158       BHOLA Associates, LLC
      159       Carl E. Dallmeyer, Kelly J. Rodgers
      160       AP-Amsterdam 371 East 165th LLC
      161       Bay-Cal, LLC
      162       Peifer Brothers
      163       Wichita East Small Shops, LLC
      164       SI Texas Properties, LP




   Sequence #   Principal Name
------------------------------------------------------------------------------------------------------------------------------------
       1        Centro Watt America REIT V, Inc.
     1.01
     1.02
     1.03
     1.04
     1.05
     1.06
     1.07
     1.08
     1.09
     1.10
     1.11
     1.12
       2        Mall at Smith Haven, LLC
       3        Tishman Speyer U.S. Office, Inc.
       4        PREIT Associates LP
       5        Charles Ishav
       6        CenterPoint James Fielding LLC
     6.01
     6.02
     6.03
     6.04
     6.05
     6.06
     6.07
     6.08
     6.09
     6.10
     6.11
     6.12
     6.13
     6.14
     6.15
     6.16
     6.17
     6.18
     6.19
     6.20
     6.21
     6.22
     6.23
       7        Millennium CAF II LLC
     7.01
     7.02
     7.03
     7.04
     7.05
       7        Brian C. Wood
       8        Brian C. Wood
     8.01
     8.02
     8.03
     8.04
     8.05
     8.06
     8.07
     8.08
       9        Brian C. Wood
      10        Brian C. Wood
      11        C.W. Smith and H. Lee Curry
     11.01
     11.02
     11.03
     11.04
     11.05
      12        Taeib Rashidmanesh & Mehdi Harandi
      13        Kevin A. Shields
      14        Lisa Swanbeck-Johnson, D. Michael Bashaw, Rodney Olson and Gordon Sondland
      15        DD Investment Partners II, LP
      16        CWS Apartment Homes, LLC
      17        StratReal
      18        Philip Pilevsky
      19        David M. Harvey
      20        D. Michael Bashaw, Rodney Olson, and Gordon Sondland
      21        Jan Burman
      22        James J. Houlihan, Howard Parnes
     22.01
     22.02
      23        Lamar Western L.P.
      24        William R. Rothacker
      25        Ronald A. Weiss and Jocelyn R. Weiss, Kayne Lim and Linda S.
                Lim, Surrendra Gokel and Savita Gokel, Robert J. Heil and
                Rosemary E. Heil, Robert Scanlan, N. Thomson Bard, Jr., Todd M.
                Gooding, Sol Rabin
      26        Dean F. Morehouse and Kenneth H. Michael
      27        MB Pittsburg Bridgeside DST, Inland Western Retail Real Estate Trust, Inc., Minto Builders (Florida), Inc.
      28        35/CWD Centrury South K/C, LTD.
      29        U.S. Advisor, LLC
      30        Douglas T. Mergenthaler
      31        Joseph Scher, Mark S. Scher, and Scott K. Young
     31.01
     31.02
      32        Rexford Industrial Find III, LLC
      33        M&J Wilkow, Ltd.
      34        Michael Towbes Construction & Development, Inc.
      35        John M. Wilson
      36        Direct Invest, L.L.C.
      37        Chisholm/Bass Round Rock K/C,  LTD.
      38        Brandywine Partners, L.P.
      39        James E. Grier, G. Peter Bidstrup
      40        James M. Schwerkoske
     40.01
     40.02
     40.03
     40.04
     40.05
      41        Robert D. Scanlan, Todd M. Gooding, Nicholas Thomson Bard, Jr. and Peter W. Stott
      42        Scott P. Sealy
      43        Michael S. Gallegos
      44        Joel M. Kronfeld, Melvin O. Wroten, Jr.
      45        Mr. Barry Mandel
      46        William A Meyer, Daniel Sirlin, and Jeff Krinsky
      47        Frederic A. Tomarchio
      48        Mark Kanter
      49        Rubin Schron
      50        Joseph Donnolo and Angela Donnolo
      51        Bruce I. Ash, James C. Fissell
      52        Joseph Daneshgar, Jamshid Hekmat, Shirin Hekmat, Farshid Hekmat, and Farah Hekmat
      53        Frank Proscia and Stuart B. Goldman
      54        David Waldman and B. Lance Sauerteig
      55        Louis Karger and Jeffery C. O'Neill
      56        Nancy Ko, Robert Ko
      57        Gregory F. Perlman, GH Capital, LLC
     57.01
     57.02
      58        Ocean Industries, Inc.
      59        Robert D. Champion
      60        MB Sugar Land Gillingham Limited Partnership, Minto Builders (Florida), Inc.
      61        Sukhwinder S. Bharij
      62        Darwin R. Datwyler; Eleanor Datwyer; and The Darwin R. Datwyer
                and Eleanor Datwyer Declaration of Trust, dated March 31, 1975
      63        Robert D. Goldman
      64        Michael Epstein
      65        Ralph J. Robbins,  Sheldon A. Ashman, Allen L. Shechtman
      66        Edward B. Kislinger, Eric M. Waterman
      67        Paul Rajewski, David Balfour
      68        Arkan F. Jonna
      69        Derrick Christy, J. Greg Allen
      70        Howard Parnes and James J. Houlihan
      71        Jerry Wise, Ronald Harris, and Mark J. Weinstein
     71.01
     71.02
      72        Stuart Falkin and Albert P. Platnick
      73        Danny Pakravan, Saeed Kohanoff, Behnaz Pakravan, and Roya Satbani
      74        Sunburst Hospitality Corporation
      75        Rick A. Butler
      76        Russel S. Bernard
      77        Lawrence A. Shapin
      78        J. Herbert Fisher, Jr.
      79        Joseph Scher, Mark S. Scher and Scott K. Young
     79.01
     79.02
      80        ZVI Feiner, Issac J. Weiss
      81        R.Clayton Emory, William B. Rinnier,SR.
      82        Roger Conrad, Ella Conrad, Barry Bhangoo, Kiranjeet Bhangoo
      83        Eliezer Benbassat, Ron Benbassat, Gil Benbassat, and Miriam Benbassat
      84        Rubin Schron
      85        Gyora Peer, Nirit Peer
      86        Leo Solomon Yunatanov
      87        Stuart Gilbert
      88        James R. Hopper, Robert C. Boyce, Gerrie Leeds, Roger O'Malley,
                Harley C. Payne, Rufat Ragimov, Brenda B. Read, Jaime Tate
     88.01
     88.02
     88.03
     88.04
     88.05
      89        Jeff McGuire, James R. Chiamulon, David Azouz, and Frank Anesi
      90        Eugene C. Curran, Jr.
      91        Jeffrey Gunter, Johanna Gunter
      92        Richard H. Wiens
      93        Eliezer Benbassat, Ron Benbassat, Gil Benbassat, and Miriam Benbassat
      94        William R. Dixon and Mark Grotewohl
     94.01
     94.02
      95        Steven M. Leoni and Jonathan D. Leoni
      96        Michael L. Cook
      97        Robert Hanasab and Saman Mostadim
      98        First Winthrop Corporation
      99        Kinsley Equities III, L.P. and MacKenzie Properties, Inc.
      100       Anthony Ferlito, Robert Shaya, The Trust Created by that Certain
                Anthony J. Ferlito Trust Agreement Dated May 7, 1998
      101       Edward B. Leinbach
      102       Jerry D. Saxton
      103       Adam Bachand, Corey Bachand
      104       Celestino Venturi
      105       Robert Gibbs
      106       Ank Enterprises, Inc., Matthew T. Kornmeier, and Stephen A. Kornmeier
      107       Warren Akop
      108       Balakrishna Sundar
      109       Herbert D. Weitzman
      110       Sunburst Hospitality Corporation
      111       Paul Reisman and Steven Reisman
      112       J.B. Davies
      113       John C. White
      114       Rodney D. Noble, Philip A. Cargino
      115       Charles T. Adkins
      116       Abraham Rosenblum, Chiam Z. Mayer and Usher Steinmetz
      117       Miriam Zlotolow
      118       Michael W. Fedderly
      119       John A. Henry & Co., Ltd.
      120       John E. Imbus, John C. Imbus, Jr.
      121       Robert A. Kinsley, Anne W. Kinsley
      122       Jeffrey Fish
      123       Paola Turnier
      124       Tom E. Hallett, Tonya Hallett
      125       James Copeland, Thomas Copeland
      126       Abdul Sattar Abbasi, Robert Abassi
      127       Paul B. Reisman and Steven M. Reisman
      128       Gary S. Kading, Mark Stevens, and Bernard Brown, Jr.
      129       Richard H. Wiens
      130       James R. Hopper, Robert C. Boyce, Gerrie Leeds, Roger O'Malley,
                Harley C. Payne, Rufat Ragimov, Brenda B. Read, Jaime Tate
    130.01
    130.02
    130.03
    130.04
      131       Gregory F. Perlman, GH Capital, LLC
      132       Eric C. Smyth, John R. Saunders
      133       Jeff Norris, Lee Norris, and Steve Beck
      134       Richard C. Barrett, Virginia L. Barrett
      135       Charles T. Adkins
      136       Scott W. Boyers, Virtexco Corporation
      137       Lawrence Deovelet, Phyllis Deovelet
      138       Tom E. Hallett, Tonya Hallett
      139       Herbert D. Weitzman
      140       Lawrence Goodman
      141       Charles T. Adkins
      142       Gary J. Wehrley, Elaine V. Dobbertin
      143       John Riser, Dragi Stojanovski
      145       Gregory F. Perlman, GH Capital, LLC
      146       Thor Brookwood McKinney Corp.
      147       Daniel Wells
      148       Carl E. Dallmeyer, Kelly J. Rodgers
      149       Tom E. Hallett, Tonya Hallett
      150       Stephen R. Carmichael, Corbett W. Wright, Joseph Bruce Nicholson, W. John Nicholson
      151       Rami E. Geffner, Patricia Tager
      152       Mitchel Maidman and Gregory Maidman
      153       Northview Concourse SC, Ltd.
      154       Jonathan A. Roth, Robert J. Roth, Gary L. Ackerman
      155       Sassan Moghadam
      156       Mitchel Maidman and Gregory Maidman
      157       GH Capital, LLC
      158       Manmohan P. Khanna and Nalini K. Khanna
      159       Carl E. Dallmeyer, Kelly J. Rodgers
      160       Mitchel Maidman and Gregory Maidman
      161       Steve L. Harrington, Tammi M. Harrington, Andrew L. Ersek, Marion A. Ersek
      162       Jay R. Peifer, Irvin H. Peifer
      163       Todd Epsten
      164       Scott Callaway, Benjamin Sonstein






   Sequence #      Lockbox (Y/N)        Lockbox In-place
--------------------------------------------------------------
       1                Yes                    Yes

     1.01
     1.02
     1.03
     1.04
     1.05
     1.06
     1.07
     1.08
     1.09
     1.10
     1.11
     1.12
       3                Yes                    Yes

       5                Yes                    Yes
       6                Yes                    Yes
     6.01
     6.02
     6.03
     6.04
     6.05
     6.06
     6.07
     6.08
     6.09
     6.10
     6.11
     6.12
     6.13
     6.14
     6.15
     6.16
     6.17
     6.18
     6.19
     6.20
     6.21
     6.22
     6.23
      12                No                     No
      13                Yes                    Yes
      15                No                     No
      19                No                     No
      21                Yes                    Yes
      32                No                     No
      34                No                     No
      39                No                     No
      40                No                     No
     40.01
     40.02
     40.03
     40.04
     40.05
      41                Yes                    Yes



      42                Yes                    Yes

      45                No                     No
      57                No                     No
     57.01
     57.02
      58                No                     No
      59                Yes                    Yes
      63                No                     No
      66                Yes                    Yes

      67                No                     No
      68                No                     No
      69                No                     No
      74                Yes                    No
      75                No                     No
      77                No                     No
      81                No                     No
      82                No                     No
      84                No                     No
      85                No                     No
      86                No                     No
      90                Yes                    Yes
      91                Yes                    Yes
      94                Yes                    Yes
     94.01
     94.02
      96                No                     No
      100               No                     No
      103               No                     No
      105               No                     No
      110               Yes                    No
      112               No                     No
      114               No                     No
      115               No                     No
      117               No                     No
      118               No                     No
      119               Yes                    Yes





      120               No                     No
      121               No                     No
      123               No                     No
      124               No                     No
      126               No                     No
      131               No                     No
      132               No                     No
      133               No                     No
      134               Yes                    Yes
      135               No                     No
      136               No                     No
      137               No                     No
      138               No                     No
      140               No                     No
      141               No                     No
      142               No                     No
      143               No                     No
      145               No                     No
      146               No                     No
      147               No                     No
      148               No                     No
      149               No                     No
      150               No                     No
      151               No                     No
      153               No                     No
      157               No                     No
      159               No                     No
      162               No                     No
      164               No                     No




                       Master         Primary       Trustee &
                      Servicing       Servicing       Paying
   Sequence #          Fee Rate       Fee Rate       Agent Fee
----------------------------------------------------------------------
       1               0.010000       0.010000       0.000700
     1.01
     1.02
     1.03
     1.04
     1.05
     1.06
     1.07
     1.08
     1.09
     1.10
     1.11
     1.12
       3               0.010000       0.010000       0.000700
       5               0.010000       0.010000       0.000700
       6               0.010000       0.010000       0.000700
     6.01
     6.02
     6.03
     6.04
     6.05
     6.06
     6.07
     6.08
     6.09
     6.10
     6.11
     6.12
     6.13
     6.14
     6.15
     6.16
     6.17
     6.18
     6.19
     6.20
     6.21
     6.22
     6.23
      12               0.010000       0.010000       0.000700
      13               0.010000       0.010000       0.000700
      15               0.010000       0.010000       0.000700
      19               0.010000       0.010000       0.000700
      21               0.010000       0.010000       0.000700
      32               0.010000       0.010000       0.000700
      34               0.010000       0.010000       0.000700
      39               0.010000       0.010000       0.000700
      40               0.010000       0.010000       0.000700
     40.01
     40.02
     40.03
     40.04
     40.05
      41               0.010000       0.010000       0.000700
      42               0.010000                      0.000700
      45               0.010000       0.010000       0.000700
      57               0.010000       0.010000       0.000700
     57.01
     57.02
      58               0.010000       0.010000       0.000700
      59               0.010000       0.010000       0.000700
      63               0.010000       0.010000       0.000700
      66               0.010000       0.010000       0.000700
      67               0.010000       0.010000       0.000700
      68               0.010000       0.010000       0.000700
      69               0.010000       0.010000       0.000700
      74               0.010000       0.010000       0.000700
      75               0.010000       0.010000       0.000700
      77               0.010000       0.010000       0.000700
      81               0.010000                      0.000700
      82               0.010000       0.010000       0.000700
      84               0.010000       0.010000       0.000700
      85               0.010000       0.010000       0.000700
      86               0.010000       0.010000       0.000700
      90               0.010000                      0.000700
      91               0.010000       0.010000       0.000700
      94               0.010000       0.010000       0.000700
     94.01
     94.02
      96               0.010000       0.010000       0.000700
      100              0.010000       0.010000       0.000700
      103              0.010000                      0.000700
      105              0.010000       0.010000       0.000700
      110              0.010000       0.010000       0.000700
      112              0.010000       0.010000       0.000700
      114              0.010000       0.010000       0.000700
      115              0.010000       0.010000       0.000700
      117              0.010000       0.010000       0.000700
      118              0.010000       0.010000       0.000700
      119              0.010000       0.010000       0.000700
      120              0.010000       0.010000       0.000700
      121              0.010000                      0.000700
      123              0.010000       0.010000       0.000700
      124              0.010000       0.010000       0.000700
      126              0.010000       0.010000       0.000700
      131              0.010000       0.010000       0.000700
      132              0.010000       0.010000       0.000700
      133              0.010000       0.010000       0.000700
      134              0.010000       0.010000       0.000700
      135              0.010000       0.010000       0.000700
      136              0.010000       0.010000       0.000700
      137              0.010000       0.010000       0.000700
      138              0.010000       0.010000       0.000700
      140              0.010000       0.010000       0.000700
      141              0.010000       0.010000       0.000700
      142              0.010000       0.010000       0.000700
      143              0.010000       0.010000       0.000700
      145              0.010000       0.010000       0.000700
      146              0.010000                      0.000700
      147              0.010000       0.010000       0.000700
      148              0.010000       0.010000       0.000700
      149              0.010000       0.010000       0.000700
      150              0.010000       0.010000       0.000700
      151              0.010000                      0.000700
      153              0.010000       0.010000       0.000700
      157              0.010000       0.010000       0.000700
      159              0.010000       0.010000       0.000700
      162              0.010000       0.010000       0.000700
      164              0.010000       0.010000       0.000700


                                                            Net
                                                            Mortgage
                                                            Interest          Servicing     Loan
   Sequence #       Subservicer Fee      Admin. Fee         Rate               Fee Rate     Group
------------------------------------------------------------------------------------------------------------------------------------
       1                                   0.020700         5.607300           0.020000       1
     1.01                                                                                     1
     1.02                                                                                     1
     1.03                                                                                     1
     1.04                                                                                     1
     1.05                                                                                     1
     1.06                                                                                     1
     1.07                                                                                     1
     1.08                                                                                     1
     1.09                                                                                     1
     1.10                                                                                     1
     1.11                                                                                     1
     1.12                                                                                     1
       3                                   0.020700         5.473300           0.020000       1
       5                                   0.020700         5.619300           0.020000       1
       6                                   0.020700         5.522300           0.020000       1
     6.01                                                                                     1
     6.02                                                                                     1
     6.03                                                                                     1
     6.04                                                                                     1
     6.05                                                                                     1
     6.06                                                                                     1
     6.07                                                                                     1
     6.08                                                                                     1
     6.09                                                                                     1
     6.10                                                                                     1
     6.11                                                                                     1
     6.12                                                                                     1
     6.13                                                                                     1
     6.14                                                                                     1
     6.15                                                                                     1
     6.16                                                                                     1
     6.17                                                                                     1
     6.18                                                                                     1
     6.19                                                                                     1
     6.20                                                                                     1
     6.21                                                                                     1
     6.22                                                                                     1
     6.23                                                                                     1
      12                                   0.020700         5.646800           0.020000       1
      13                                   0.020700         5.779300           0.020000       1
      15                                   0.020700         5.265300           0.020000       1
      19                                   0.020700         5.884300           0.020000       1
      21                                   0.020700         5.809300           0.020000       1
      32                                   0.020700         5.785300           0.020000       1
      34                   0.05000         0.070700         5.711800           0.070000       1
      39                                   0.020700         5.659300           0.020000       1
      40                   0.05000         0.070700         5.622300           0.070000       1
     40.01                                                                                    1
     40.02                                                                                    1
     40.03                                                                                    1
     40.04                                                                                    1
     40.05                                                                                    1
      41                   0.05000         0.070700         5.524300           0.070000       1
      42                   0.05000         0.060700         5.709300           0.060000       1
      45                                   0.020700         5.649300           0.020000       2
      57                                   0.020700         5.879300           0.020000       2
     57.01                                                                                    2
     57.02                                                                                    2
      58                                   0.020700         5.509300           0.020000       1
      59                                   0.020700         5.979300           0.020000       1
      63                   0.05000         0.070700         5.434300           0.070000       1
      66                                   0.020700         5.559300           0.020000       1
      67                                   0.020700         5.759300           0.020000       2
      68                   0.05000         0.070700         5.569300           0.070000       1
      69                                   0.020700         5.569300           0.020000       1
      74                                   0.020700         5.861300           0.020000       1
      75                   0.05000         0.070700         6.289300           0.070000       1
      77                                   0.020700         5.574300           0.020000       1
      81                   0.05000         0.060700         5.979300           0.060000       2
      82                                   0.020700         5.569300           0.020000       1
      84                                   0.020700         5.899300           0.020000       2
      85                   0.05000         0.070700         5.439300           0.070000       1
      86                                   0.020700         5.459300           0.020000       2
      90                   0.10000         0.110700         5.529300           0.110000       2
      91                                   0.020700         5.799300           0.020000       1
      94                   0.05000         0.070700         6.359300           0.070000       1
     94.01                                                                                    1
     94.02                                                                                    1
      96                   0.05000         0.070700         5.379300           0.070000       2
      100                  0.05000         0.070700         5.579300           0.070000       1
      103                  0.10000         0.110700         5.549300           0.110000       2
      105                                  0.020700         5.839300           0.020000       1
      110                                  0.020700         5.861300           0.020000       1
      112                  0.05000         0.070700         5.759300           0.070000       1
      114                  0.05000         0.070700         5.379300           0.070000       1
      115                                  0.020700         5.499300           0.020000       1
      117                                  0.020700         5.549300           0.020000       2
      118                                  0.020700         5.829300           0.020000       1
      119                  0.05000         0.070700         5.399300           0.070000       1
      120                                  0.020700         5.609300           0.020000       1
      121                  0.07000         0.080700         5.494300           0.080000       1
      123                  0.05000         0.070700         5.595300           0.070000       1
      124                                  0.020700         5.739300           0.020000       1
      126                                  0.020700         5.854300           0.020000       1
      131                                  0.020700         5.879300           0.020000       2
      132                                  0.020700         5.569300           0.020000       1
      133                                  0.020700         5.789300           0.020000       1
      134                                  0.020700         5.844300           0.020000       1
      135                                  0.020700         5.499300           0.020000       1
      136                  0.05000         0.070700         5.409300           0.070000       2
      137                                  0.020700         5.649300           0.020000       2
      138                                  0.020700         5.739300           0.020000       1
      140                  0.02500         0.045700         5.667300           0.045000       1
      141                                  0.020700         5.499300           0.020000       1
      142                  0.05000         0.070700         5.599300           0.070000       2
      143                                  0.020700         5.799300           0.020000       1
      145                                  0.020700         5.879300           0.020000       2
      146                  0.05000         0.060700         5.664300           0.060000       2
      147                                  0.020700         5.734300           0.020000       2
      148                                  0.020700         5.499300           0.020000       1
      149                                  0.020700         5.729300           0.020000       1
      150                  0.05000         0.070700         5.759300           0.070000       1
      151                  0.08000         0.090700         5.844300           0.090000       1
      153                  0.05000         0.070700         5.709300           0.070000       1
      157                                  0.020700         5.879300           0.020000       2
      159                                  0.020700         5.549300           0.020000       1
      162                                  0.020700         5.849300           0.020000       1
      164                                  0.020700         6.829300           0.020000       1


                                    EXHIBIT B

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period in the related Mortgage Note) and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage
Note) past due.

            (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

            (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

            (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the date hereof between Master Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between Master Servicer and Seller).

            (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the origination date, the Seller (based on customary due diligence) had no knowledge, and since the origination date, the Seller has no actual knowledge, that the related Mortgagor is a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

            (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date, there were, and, to the Seller's actual knowledge as of the Closing Date, there are, no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below) and except for Permitted Encumbrances. No (a) Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule other than a Companion Loan, (b) Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan, other than a Mortgage Loan listed on the Mortgage Loan Schedule or a Companion Loan, or (c) Mortgage Loan is secured by property that is not a Mortgaged Property.

            (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in clause (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

            (8) The Seller has received an American Land Title Association
(ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy or a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned or otherwise approved by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located (unless such jurisdiction is the State of Iowa), covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy.

            (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases and Rents executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related Assignment of Leases and Rents from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of Assignment of Leases and Rents, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

            (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from certain acts of the related Mortgagor and/or its principals specified in the related Mortgage Loan documents, which acts generally include the following: (i) fraud or intentional misrepresentation, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (iii) either (i) any act of actual waste or (ii) damage or destruction to the Mortgaged Property caused by the acts or omissions of the borrower, its agents, employees or contractors, and
(iv) any breach of the environmental covenants contained in the related Mortgage Loan documents.

            (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency or one form of action laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

            (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File.

            (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor other than de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

            (11) No Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

            (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an Allocated Loan Amount which may be formula based, but in no event less than 125% of the Allocated Loan Amount, or (b) in the event the portion of the Mortgaged Property being released was not given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

            (13) As of the Closing Date, there is no payment default, giving effect to any applicable notice and/or grace period, and, to the Seller's knowledge, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure or power of sale proceeding has been initiated in respect of the related Mortgage. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

            (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date (except for certain amounts that were fully disbursed by the mortgagee, but were escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not materially impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loan, in respect of payments due on the related Mortgage Note or Mortgage, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

            (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or negative amortization (other than with respect to the deferment of payment with respect to ARD Loans) is due thereon.

            (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the Excess Cash Flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

            (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided, however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

            (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws and regulations, and the Seller has complied with all material requirements pertaining to the origination of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

            (16) To the Seller's knowledge and subject to clause (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, the related Mortgaged Property was, and to the Seller's actual knowledge and subject to clause (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with all restrictive covenants of record applicable to such Mortgaged Property or applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

            (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

            (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, (i) none of the improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and
(ii) no improvements on adjoining properties encroach upon such Mortgaged Property, except in the case of either (i) or (ii) for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, enjoyment, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

            (19) (a) As of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's actual knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

            (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

            (20) The Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property) satisfy the following conditions:

            (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease or other agreement with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

            (b) such Ground Lease or other agreement is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease or other agreement is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any mortgage on the fee interest which is assignable to or for the benefit of the related lessee and the related mortgagee;

            (c) such Ground Lease or other agreement provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

            (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is in existence as of the Closing Date, under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

            (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease or other agreement contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

            (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease;
      (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

            (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan;

            (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

            (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

            (21) (a) Except for those Mortgage Loans set forth on Schedule I hereto for which a lender's environmental insurance policy was obtained in lieu of an Environmental Site Assessment, an Environmental Site Assessment relating to each Mortgaged Property and prepared no earlier than 12 months prior to the Closing Date was obtained and reviewed by the Seller in connection with the origination of such Mortgage Loan and a copy is included in the Servicing File.

            (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions, if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan.

            (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or
      (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

            (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

            (e) Each of the Mortgage Loans which is covered by a lender's environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the date which is five years after the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

            (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received any notice of cancellation or termination. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies providing (a) coverage in the amount of the lesser of full replacement cost of such Mortgaged Property and the outstanding principal balance of the related Mortgage Loan (subject to customary deductibles) for fire and extended perils included within the classification "All Risk of Physical Loss" in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage on a full replacement cost basis of such Mortgaged Property (in some cases exclusive of foundations and footings) with an agreed amount endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (b) business interruption or rental loss insurance in an amount at least equal to (i) 12 months of operations or (ii) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (c) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not to exceed amounts prescribed by FEMA; (d) workers' compensation, if required by law; (e) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least "A-:X" from A.M. Best Company or "A" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a return period of not less than 100 years, an exposure period of 50 years and a 10% probability of exceedence. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:X" by A.M. Best Company or "A" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

            (23) All amounts required to be deposited by each Mortgagor at origination under the related Mortgage Loan documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

            (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any subsequent holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

            (25) The origination, servicing and collection practices used by the Seller or, to its knowledge, any prior holder of the related Mortgage Note with respect to such Mortgage Loan have been in all material respects legal and have met customary industry standards.

            (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

            (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

            (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller (except to the extent they have been disbursed for their intended purposes), and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

            (29) No two or more Mortgage Loans representing, in the aggregate, more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund have the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

            (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

            (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (ii) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in sub-clauses (a)(i) and (a)(ii) of this clause (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan); or
(b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause
(a)(ii), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations
Section 1.860G-1(b)(2).

            (32) Each of the Mortgage Loans contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a Mortgagor and that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagors or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage or Mortgage Note requires the Mortgagor to pay all reasonable fees and expenses associated with securing the consent or approval of the holder of the Mortgage for a waiver of a "due on sale" or "due on encumbrance" clause or a defeasance provision. As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

            (33) Except with respect to the AB Mortgage Loans, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires or provides (i) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section 1.860 G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (ii) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (iii) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (iv) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (A) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (B) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan (except as contemplated in clause (35) hereof). In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (x) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (y) provide all opinions required under the related Mortgage Loan documents, and in the case of loans with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (a) a REMIC opinion and (b) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

            (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in clause (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

            (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

            (37) Any material non-conformity with applicable zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller.

            (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

            (39) No court of competent jurisdiction will determine in a final decree that fraud, with respect to the Mortgage Loans has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

            (40) If the related Mortgage or other Mortgage Loan documents provide for a grace period for delinquent Monthly Payments, such grace period is no longer than ten (10) days from the applicable payment date.

            (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

            (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism and, in circumstances where terrorism insurance is not expressly required, the mortgagee is not prohibited from requesting that the related borrower maintain such insurance, in each case, to the extent such insurance coverage is generally available for like properties in such jurisdictions at commercially reasonable rates. Each Mortgaged Property is insured by an "all risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

            Defined Terms:

            The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

            The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

            The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

            The term "Environmental Site Assessment" shall mean a Phase I environmental report meeting the requirements of the American Society for Testing and Materials, and, if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each prepared by a licensed third party professional experienced in environmental matters.

            The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and
(a) required payments for the tax and insurance fund and ground lease escrows fund, (b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the Master Servicer and discretionary (lender approved) capital expenditures.

            The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under
Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

            The term "in reliance on" shall mean that:

            (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

            (b) that the information contained in such document or otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

            (c) the Seller's reliance on such document or other information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

            (d) although the Seller is under no obligation to verify independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

            The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

            The term "Permitted Encumbrances" shall mean:

            (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

            (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

            (c) other matters to which like properties are commonly subject, and

            (d) the rights of tenants, as tenants only, whether under ground leases or space leases at the Mortgaged Property.

            which together do not materially and adversely affect the related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure Mortgage Loans or Companion Loans that are cross-collateralized with other Mortgage Loans.

            Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or any servicer that has serviced the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or is inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that a director, officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                    EXHIBIT C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

Rep.      Mortgage
No.         Loan                     Description of Exception
--------------------------------------------------------------------------------
4       CenterPoint  The Mortgaged Property secures the Mortgage Loan and a
        II           floating rate note, which is pari passu with the
                     Mortgage Loan and is not included in the LDP6 trust fund.

4       Bigg's Place The Mortgaged Property secures the Mortgage Loan and a
                     B-Note held by CBA-Mezzanine Capital Finance, LLC

4       3525         The Mortgaged Property secures the Mortgage Loan and a
        Decatur      B-Note held by CBA-Mezzanine Capital Finance, LLC
        Avenue

4       Superior     The Mortgaged Property secures the Mortgage Loan and a
        Townhomes    B-Note held by CBA-Mezzanine Capital Finance, LLC

4       Timberstone  The Mortgaged Property secures the Mortgage Loan and a
        Commons      B-Note held by CBA-Mezzanine Capital Finance, LLC

4       Alabama      The Mortgaged Property secures the Mortgage Loan and a
        Center       B-Note held by CBA-Mezzanine Capital Finance, LLC

6       Centro 37    A portion of the Mortgage Loan is structured as an
                     indemnity deed of trust, under which the Mortgage Note
                     is secured by an indemnity guaranty, which indemnity
                     guaranty is further secured by the fee interest in the
                     Mortgaged Property.  The indemnity guarantor owns the
                     Mortgaged Property and thus has an interest in the lease
                     payments.

6       CenterPoint  The Mortgaged Property secures the Mortgage Loan and a
        II floating rate note, which is pari passu with the Mortgage Loan and is not included in the LDP6 trust fund.

6       Invitrogen   The tenant in this single tenant transaction has one or
        Corporation  more rights to purchase the Mortgaged Property during
        Headquarters the term of the applicable Mortgage Loan provided that such rights are subject in each case to tenant's and
                     Mortgagor's compliance with the due on sale provisions
                     of the Mortgage Loan documents, including, without
                     limitation, the obligation to defease the Mortgage Loan,
                     assume the Mortgage Loan and/or obtain mortgagee's
                     consent.

6       215 Park     The Mortgagor has prime leased the Mortgaged Property.
        Avenue South The prime lessee is lessor for tenant space leases at the Mortgaged Property and has certain interests in
                     payments due under such tenant space leases. The prime
                     lessee is required to remit payments collected under
                     such tenant space leases (net of certain fees and
                     expenses of the prime lessee) to the Mortgagor pursuant
                     to the terms of the prime lease.

                     The guarantor of the Mortgagor has certain rights and interests in prime lease payments as mortgagee of the prime lessee. The guarantor has given the mortgagee, as additional collateral for the Mortgage Loan, a pledge of the guarantor's rights and interests as mortgagee under such leasehold mortgage.

6       Bigg's Place The Mortgaged Property secures the Mortgage Loan and a
                     B-Note held by CBA-Mezzanine Capital Finance, LLC

6       Arden's Run  The Mortgage Loan is structured as an indemnity deed of trust ("IDOT"), under which the guarantor of the
                     Mortgage Note related to the IDOT owns the related
                     Mortgaged Property and thus has an interest in the lease
                     payments.

6       3525         The Mortgaged Property secures the Mortgage Loan and a
        Decatur      B-Note held by CBA-Mezzanine Capital Finance, LLC
        Avenue

6       Superior     The Mortgaged Property secures the Mortgage Loan and a
        Townhomes    B-Note held by CBA-Mezzanine Capital Finance, LLC

6       JBD Medical  Mechanic's liens are recorded.  The title company has
        Building insured over the liens and the mortgagee required a holdback of 125% of the recorded liens at origination.
                     The mortgagee has the right to pay the liens in whole if any legal proceedings are initiated against the Mortgaged Property to enforce or satisfy the liens.

6       Timberstone  The Mortgaged Property secures the Mortgage Loan and a
        Commons      B-Note held by CBA-Mezzanine Capital Finance, LLC

6       Alabama      The Mortgaged Property secures the Mortgage Loan and a
        Center       B-Note held by CBA-Mezzanine Capital Finance, LLC

7       Centro 37    Because the Mortgage Loan is structured for tax purposes
                     as an IDOT, the guarantor of the Mortgage Note related
                     to the IDOT is the owner of the related Mortgaged
                     Property instead of the related Mortgagor.

7       Arden's Run  Because the Mortgage Loan is structured for tax purposes as an IDOT, the guarantor of the Mortgage Note related
                     to the IDOT is the owner of the related Mortgaged
                     Property instead of the related Mortgagor.

10(a)   Centro 37    There is no individual or entity other than the
                     Mortgagor who is liable for the non-recourse carveouts.
                     Notwithstanding the foregoing, there is an entity
                     guarantor on the environmental indemnity, but only to
                     the extent that (a) the environmental insurance policies
                     are not in effect or (b) if a claim under such insurance
                     policies is not collectible and/or collected and the
                     Mortgagor fails to reimburse mortgagee for losses.

10(a)   The Gap      There is no individual or entity other than the
        Building     Mortgagor who is liable for the non-recourse carveouts.

10(a)   CenterPoint  There is no individual or entity other than the
        II           Mortgagor who is liable for the non-recourse carveouts.

                     There is no non-recourse carveout relating to "actual waste".

10(a)   215 Park     There is no individual or entity other than the
        Avenue South Mortgagor who is liable for the non-recourse carveouts.

10(a)   Bigg's Place The environmental non-recourse carveout is qualified by certain provisions in the Mortgage Loan documents and
                     includes a 5 year sunset provision.

10(a)   Parkwood     The applicable non-recourse carveout concerning the
        Office       misapplication or misappropriation of rents is limited
        Center       to acts "after and during the continuation of an Event
                     of Default."

10(a)   Trostel      There is no entity or individual other than the
        Square       Mortgagor who is liable for the breach of environmental
        Apartments   covenants non-recourse carveouts.

10(a)   Thetford 10  The Mortgage Loan is recourse (i) until the completion
        - Market     of the transfer to the single purpose entity, or (ii) if
        North I and  the HAP Contract, as defined in the Mortgage Loan
        II           documents, is terminated by the Housing and Urban
        Apartments   Development administration as an exercise of its rights
                     thereunder as a result of any breach by, default under
                     or claims against the Mortgagor.

10(a)   Clarion      There is no entity or individual other than the
        Resort on    Mortgagor who is liable for the breach of environmental
        the Lake     covenants non-recourse carveouts.

10(a)   Sleep Inn    There is no entity or individual other than the
        Maingate     Mortgagor who is liable for the breach of environmental
        Six Flags    covenants non-recourse carveouts.

10(a)   JBD Medical  The applicable non-recourse carveout referencing the
        Building misapplication or misappropriation of insurance proceeds or condemnation awards is limited to acts "in violation of the [Mortgage Loan documents]."

10(a)   Thetford 10  The Mortgage Loan is recourse (i) until the completion
        - Glendale   of the transfer to the single purpose entity, or (ii) if
                     the HAP Contract, as defined in the Mortgage Loan
                     documents, is terminated by the Housing and Urban
                     Development administration as an exercise of its rights
                     thereunder as a result of any breach by, default under
                     or claims against the Mortgagor.

10(a)   Powell Self  The Mortgage Loan is recourse in the event of a casualty
        Storage exceeding 80% of the Mortgaged Property in which it cannot be rebuilt to existing use.

10(a)   Beaumont     The Mortgage Loan is recourse (i) until the completion
        Avenue       of the transfer to the single purpose entity, or (ii) if
        Apartments   the HAP Contract, as defined in the Mortgage Loan
                     documents, is terminated by the Housing and Urban
                     Development administration as an exercise of its rights
                     thereunder as a result of any breach by, default under
                     or claims against the Mortgagor.

10(a)   Northview    There is no entity or individual other than the
        Concourse    Mortgagor who is liable for the non-recourse carveouts.

10(a)   Coleridge    The Mortgage Loan is recourse (i) until the completion
        Road         of the transfer to the single purpose entity, or (ii) if
        Apartments   the HAP Contract, as defined in the Mortgage Loan
                     documents, is terminated by the Housing and Urban
                     Development administration as an exercise of its rights
                     thereunder as a result of any breach by, default under
                     or claims against the Mortgagor.

10(c)   Arden's Run  The Mortgage Loan is structured as an IDOT, and while the related Mortgagor was the maker of the Mortgage
                     Note, the Mortgage was given by the IDOT grantor.

10(d)   71 Clinton   The terms of the Mortgage Loan documents were modified
        Road         after the Cut-off Date to specifically approve the
                     current commercial general liability insurance carrier.

10(d)   Thetford 10  The terms of the Mortgage Loan documents were modified
        - Market     after the Cut-off Date to increase replacement reserves
        North I and  to conform with the Housing and Urban Development
        II           administration.
        Apartments

10(d)   Thetford 10  The terms of the Mortgage Loan documents were modified
        - Glendale   after the Cut-off Date to increase replacement reserves
                     to conform with the Housing and Urban Development
                     administration.

10(d)   Beaumont     The terms of the Mortgage Loan documents were modified
        Avenue       after the Cut-off Date to increase replacement reserves
        Apartments   to conform with the Housing and Urban Development
                     administration.

10(d)   Coleridge    The terms of the Mortgage Loan documents were modified
        Road         after the Cut-off Date to increase replacement reserves
        Apartments   to conform with the Housing and Urban Development
                     administration.

12      Centro 37    Each Centro 37 property may be released from the lien of
                     Mortgage upon defeasance of an amount equal to between
                     105% and 115% of the allocated loan amount.

12      CenterPoint  Each CenterPoint II property may be released from the
        II lien of the Mortgage upon defeasance of an amount equal to 110% of the allocated loan amount.

                     The Mortgagor may obtain a release of an individual
                     Mortgaged Property by substituting its interest in other collateral during the term of the Mortgage Loan, subject to certain conditions as set forth in the related
                     Mortgage Loan documents.

14(a)   Village      The value of the Mortgaged Property is based upon the
        Town Center  appraiser's $10.1 million "as stabilized" value (as compared with a $9.1 million "as-is" value).  The
                     mortgagee established a $250,000 holdback at origination
                     for the 2,666 sf of vacant retail space, to be held
                     until a tenant is in place, open for business and paying
                     rent.

16      3525         The Mortgaged Property is legally-nonconforming subject
        Decatur      to the issuance of an amended certificate of occupancy
        Avenue       for a tenant that is utilizing two units as a commercial
                     office space.  The use is a permitted use of right, but
                     will require an amended certificate of occupancy.
                     $100,000 holdback was taken at loan origination to be
                     released upon Mortgagor's delivery of same.

16      Powell Self  Subsequent to the development of the Mortgaged Property
        Storage as self storage in 1999, the zoning changed and self storage is no longer a permitted use. The Mortgaged
                     Property is grandfathered and is a legal non-conforming use. If the Mortgaged Property is damaged such that the cost of repair is more than 80% of the current value, it may not be rebuilt as self storage. There is L&O
                     Insurance for non-conforming issues below that threshold. In the event of an 80% or greater loss, the Mortgage Loan becomes full recourse to the principals/guarantors.

16      Rolo Court   The Mortgaged Property is legally-nonconforming due to
                     set-back violations.  The Mortgagor has not obtained law
                     and ordinance coverage.

16      2750 West    There is a hole cut in the wall between Units 110 and
        Brooks       111 without plans and permits.  Mortgagor must obtain
        Avenue       approval of plans and permits and furnish evidence of
                     such permits to lender on or before March 16, 2006.

16      Willo Farm   The Mortgaged Property is legally-nonconforming due to
                     set-back, height and density violations.  The Mortgagor
                     has not obtained law and ordinance coverage.

16      Mimosa MHP   The Mortgaged Property is legally-nonconforming due to
                     use and set-back violations.  The Mortgagor has not
                     obtained law and ordinance coverage.

16      Beeman       The Mortgaged Property is legally-nonconforming due to
        Design       use and parking violations.  The Mortgagor has not
        Center       obtained law and ordinance coverage.

17      Parkwood     The Mortgaged Property is included in a tax parcel which
        Office       also contains a certain tract of undeveloped land
        Center       consisting of approximately 13.0 acres which is located
                     adjacent to the land (the "Outparcel").  The Mortgagor
                     does not hold title to the Outparcel and it is not
                     included as security for the Mortgage Loan.  Until the
                     Mortgaged Property is separated into a single tax parcel
                     that does not include the Outparcel, the Mortgagor shall
                     escrow with the mortgagee funds sufficient to pay all
                     taxes and assessments on both the Mortgaged Property and
                     the Outparcel.  No later than February 23, 2007, the
                     Mortgagee shall (i) separate the Mortgaged Property from
                     the Outparcel so that the Mortgaged Property is a
                     separate and distinct tax parcel, and (ii) have the
                     Mortgaged Property platted separately from the Outparcel.

17      Robinson     As of the origination date, the Mortgaged Property is
        Mobile Home  not a separate and complete tax parcel.  The Mortgaged
        Park         Property is currently assessed for real estate tax
                     purposes with another property, but will be separately
                     assessed prior to the 2007 tax year.

17      Crowwood     The tax ID for the 2005 taxes, payable for 2006 are
        Apartments   based on a tax ID number that includes both Lot 101 and
                     Lot 100.  Lot 100 will not be part of the mortgagee's
                     collateral.  In order to protect the mortgagee's
                     collateral, escrows will be collected to cover the
                     entire tax obligation for 2005, payable 2006.

19(a)   Centro 37    The mortgagee waived escrows for immediate repairs in
                     the amount of $32,930 recommended in the property
                     condition report ($480 for the Village Square property;
                     $16,400 for the Stratford property; $730 for the Groton
                     property; $3,000 for the Fox Run property; $7,620 for
                     the Collegetown property; and $4,700 for the Bristol
                     property).

19(a)   The Gap      The mortgagee waived escrows for immediate repairs in
        Building     the amount of $2,000 recommended in the property
                     condition report.

19(a)   CenterPoint  The mortgagee waived escrows for immediate repairs in
        II the total amount of $9,500 recommended in the related property condition report ($2,000 for 1200 Independence;
                     $4,500 for 3841-3865 Swanson Court; $2,500 for 5110
                     South 6th Street; and $500 for 13040 Pulaski).

19(a)   Bigg's Place The mortgagee waived immediate repairs in the amount of
                     $18,150 recommended in the property condition report.

19(a)   Sorrento     The mortgagee waived escrows for immediate repairs in
        Pines        the amount of $3,000 recommended in the property
                     condition report.

19(a)   Avis Centre  The mortgagee waived immediate repairs in the amount of
        XII          $4,000 recommended in the property condition report.
                     The mortgagee required completion of these repairs by May 1, 2006 but no funds were escrowed at origination.

19(a)   Northridge   The mortgagee waived escrows for immediate repairs in
        Business     the amount of $4,500 recommended in the property
        Park II      condition report.

19(a)   Cherry Hill  The mortgagee waived immediate repairs in the amount of
        Court        $3,000 recommended in the property condition report.
        Shopping     The mortgagee required completion of these repairs by
        Center       June 30, 2006 but no funds were escrowed at origination.

19(a)   13750        The mortgagee waived escrows for immediate repairs in
        Lemoli       the amount of $3,500 recommended in the property
        Avenue       condition report.
        Apartments

19(a)   Robinson     The property condition report recommended immediate
        Mobile Home  repairs including installation of foundation anchors on
        Park         mobile homes.  Installation is the responsibility of the
                     individual tenants and therefore no funds were escrowed
                     at origination.

19(a)   Timberstone  The mortgagee waived immediate repairs in the amount of
        Commons      $3,375 recommended in the property condition report.
                     The mortgagee required completion of these repairs by June 1, 2006 but no funds were escrowed at origination.

19(a)   Woodbridge   The mortgagee waived escrows for immediate repairs in
        Apartments   the amount of $5,000 recommended in the property
                     condition report for asphalt curb replacement.

19(a)   Brookwood    The mortgagee waived escrows for immediate repairs in
        Apartments   the amount of $11,400 recommended in the property
                     condition report.

19(a)   Scotts       The mortgagee waived immediate repairs in the amount of
        Valley       $600 recommended in the property condition report.  Due
        Corners      to the minimal amount, no funds were escrowed at
                     origination.

19(b)   Robinson     The city of Moscow's master plan contemplates that a
        Mobile Home  strip of unimproved land along the northern boundary of
        Park         the Mortgaged Property may be condemned for purposes of
                     constructing a roadway.  No easement has been recorded
                     and no condemnation proceedings are pending.  This strip
                     of unimproved land was not given any value for
                     underwriting purposes.

19(b)   Virginia     There is a proceeding pending for the partial
        Square       condemnation of the Mortgaged Property.  The affected
                     part of the Mortgaged Property was not included in the
                     underwriting.

20(e)   30 Broad     The lessor under the ground lease has to give mortgagee
        Street       a notice of an intent to terminate the lease due to an
                     Event of Default, but not written notice of any material
                     default by Mortgagor or other notices.

20(f)   Miraloma     The related ground lessor has not subordinated its
        Red Gum      interest in the related Mortgaged Property to the
        Business     interest of the holder of the Mortgage Loan.
        Park

20(g)   Tiburon      The Comfort Inn ground lease expires on August 31, 2030,
        Hospitality  6 months prior to 20 years beyond the stated maturity date of the Mortgage Loan.

21(b)   Bigg's Place An asbestos operations and maintenance plan was recommended in the Environmental Site Assessment for the
                     Mortgaged Property and was not implemented by the
                     Mortgagor.

21(b)   Cherry Hill  Soil contamination was found on the Mortgaged Property.
        Court        Remedial costs are estimated to be $100,000.  The
        Shopping     mortgagee allowed 12 months to complete the remediation
        Center       work and escrowed 125% of the cost at origination.

21(b)   Village      The Mortgaged Property contains a dry cleaners, which is
        Town Center  listed as a small quantity hazardous waste generator.
                     The estimated remediation cost is approximately $1,000.
                     An escrow in the amount of $2,000 was established at
                     loan origination.

21(b)   Beeman       The Environmental Site Assessment recommended and the
        Design       mortgagee will require that hydraulic oil residues from
        Center       the equipment spaces and elevator pits be cleaned and
                     removed, and that samples of the oil residue from the
                     elevator pits be submitted to a state-certified
                     laboratory for PCB analysis to determine any potential
                     impact PCBs to the subject property and proper disposal
                     of residue.

22      The Gap      Deductible for all-risk Insurance Policy may not exceed
        Building     $100,000.

                     The Mortgagor is permitted to insure through a syndicate of insurance providers so long as (A) in the case of an Insurance Policy issued by four (4) or fewer insurance companies, (1) at least seventy-five percent (75%) of such insurance companies have been assigned a claims paying ability/financial strength rating equal to or better than "A-" (or its equivalent) by such Rating
                     Agency, and (2) no such insurance companies which provide, in the aggregate, coverage in an amount up to and including the greater of (y) the outstanding principal amount of the Mortgage Loan and (z) the full replacement cost, have been assigned a claims paying ability/financial strength rating below investment grade by such Rating Agency and (B) in the case of an Insurance Policy issued by five (5) or more insurance companies, (1) at least sixty percent (60%) of such insurance companies have been assigned a claims paying ability/financial strength rating equal to or better than "A-" (or its equivalent) by such Rating Agency, and
                     (2) no such insurance companies which provide, in the aggregate, coverage in an amount up to and including the greater of (y) the outstanding principal amount of the Mortgage Loan and (z) the full replacement cost, have been assigned a claims paying ability/financial strength rating below investment grade by such Rating Agency. A
                     Qualified Insurer will also include prior to a securitization, any insurance company with an A.M. Best rating of A/X or better and otherwise reasonably acceptable to mortgagee.

22      CenterPoint  The Mortgagor is permitted to insure through Affiliated
        II           FM Insurance Company so long as Affiliated FM Insurance
                     Company maintains a rating of "BBB" by S&P, and none of the Rating Agencies or investors in connection with a securitization request removal of Affiliated FM
                     Insurance Company. The Mortgagor also is permitted to use a syndicate of insurance providers so long as at least seventy-five percent (75%) of the coverage (if there are four (4) or fewer members of the syndicate) or at least sixty percent (60%) of the coverage (if there are five (5) or more members of the syndicate) have a claims paying ability rating of "A" or better by at least two (2) rating agencies (one of which shall be S&P if they are rating the securities and one of which will be Moody's if they are rating the securities), or if only one rating agency is rating the securities, then only by such rating agency (provided that all other members of such syndicate shall have a claims paying ability rating of at least "BBB" by such rating agencies).

22      Invitrogen   Deductible for all-risk Insurance Policy may not exceed
        Corporation  $100,000.
        Headquarters

22      215 Park     Deductible for all-risk Insurance Policy may not exceed
        Avenue South $100,000.

22      Parkwood     Deductible for comprehensive commercial general
        Office       liability policy may not exceed $5,000.
        Center
                     The Mortgagor is permitted to maintain its current
                     Insurance Policy with United States Fire Insurance
                     Company, provided that in the event United States Fire
                     Insurance Company's claims-paying ratings is downgraded
                     below "BBB" by S&P or "A:XIII" by A.M. Best, the
                     Mortgagor is required to obtain a new Insurance Policy
                     from a Qualified Insurer.

22      Trostel      All Insurance Policies must be issued by insurance
        Square       companies which have a general policy rating of "A-" or
        Apartments   better and a financial class of "VIII" or better by A.M.
                     Best or claims paying ability rating of "A" or better
                     issued by S&P or with a claims paying ability rating
                     otherwise acceptable to mortgagee.

22      Orchard      The Mortgagor is permitted to maintain Insurance
        Supply       Policies with the insurance carriers of Sears Holdings
        Hardware     Corporation, the parent company of Orchard Supply
                     Hardware (the "Sears Parent"), which does not have at
                     least an "A:X" rating from A.M. Best or an "A" rating
                     from S&P, unless and until the Sears Parent divests,
                     sells or otherwise discontinues ownership of Orchard
                     Supply Hardware, at which time a Qualified Insurer will
                     be required.

22      Thetford 10  The Mortgagor is permitted to maintain its current
        - Market     Insurance Policy with United States Fire Insurance
        North I and  Company provided that in the event United States Fire
        II           Insurance Company's claims-paying ratings is downgraded
        Apartments   below "BBB" by S&P or "A-:XIII" by A.M. Best, the
                     Mortgagor is required to obtain a new Insurance Policy
                     from a Qualified Insurer.

                     Deductible for comprehensive commercial general liability policy may not exceed $5,000.

22      Clarion      Deductible for all-risk Insurance Policy shall not
        Resort on    exceed $50,000, provided, however, that such deductible
        the Lake     may be increased to not more than $250,000 so long as
                     Sunburst Hospitality Corporation remains liable as
                     Guarantor under the Guaranty and there has been no
                     breach or violation of Section 8.3 of the security
                     instrument.

22      Savoy Hotel  The Mortgagor is permitted to maintain Insurance
                     Policies with the current insurer with a rating of "BBB"
                     by S&P and "A-XIII" by A.M. Best until May, 2006, at
                     which point, the Insurance Policies must comply with the
                     mortgagee's standards.

                     Deductible for comprehensive commercial general liability policy may not exceed $5,000.

22      Robinson     The Mortgagor is permitted to maintain its current
        Mobile Home  Insurance Policy with Mutual of Enumclaw Insurance
        Park         Company provided that in the event (i) Mutual of
                     Enumclaw Insurance Company's claims-paying ratings is
                     downgraded below "A-:VIII" by A.M. Best, or (ii) the
                     mortgagee is unable to securitize the Mortgage Loan due
                     to the insurer and/or the rating thereof, the Mortgagor
                     is required to obtain a new Insurance Policy from a
                     Qualified Insurer.

22      Sleep Inn    Deductible for all-risk Insurance Policy shall not
        Maingate     exceed $50,000, provided, however, that such deductible
        Six Flags    may be increased to not more than $250,000 so long as
                     Sunburst Hospitality Corporation remains liable as
                     Guarantor under the Guaranty and there has been no
                     breach or violation of Section 8.3 of the security
                     instrument.

22      Monaco       The Mortgagor is permitted to maintain its current
        Square       Insurance Policy with Marsh USA Inc., with a rating of
                     "A-:IX" by A.M. Best, provided that in the event the
                     "loss fund" is depleted below $10,000 or the property
                     manager shall no longer service the Mortgaged Property,
                     the Mortgagor shall obtain insurance pursuant to the
                     Mortgage Loan documents.

22      Thetford 10  The Mortgagor is permitted to maintain its current
        - Glendale   Insurance Policy with United States Fire Insurance
        Court        Company provided that in the event United States Fire
        Apartments   Insurance Company's claims-paying ratings is downgraded
                     below "BBB" by S&P or "A-:XIII" by A.M. Best, the
                     Mortgagor is required to obtain a new Insurance Policy
                     from a Qualified Insurer.

                     Deductible for comprehensive commercial general liability policy may not exceed $5,000.

22      Powell Self  The Mortgagor is permitted to maintain its current
        Storage      umbrella Insurance Policy with United National Insurance
                     Company provided that in the event United National
                     Insurance Company's claims-paying ratings is downgraded below "BBB" by S&P, the Mortgagor is required to obtain a new Insurance Policy from a Qualified Insurer.

22      Woodbridge   The Mortgage Loan documents do not require an umbrella
        Apartments   liability insurance policy.

22      Beaumont     The Mortgagor is permitted to maintain its current
        Avenue       Insurance Policy with United States Fire Insurance
                     Company provided that in the event United States Fire
                     Insurance Company's claims-paying ratings is downgraded
                     below "BBB" by S&P or "A-:XIII" by A.M. Best, the
                     Mortgagor is required to obtain a new Insurance Policy
                     from a Qualified Insurer.

                     Deductible for comprehensive commercial general liability policy may not exceed $5,000.

22      Rolo Court   The Mortgagor is permitted to maintain its current
                     Insurance Policy with Hanover Insurance Company provided
                     that in the event Hanover Insurance Company's
                     claims-paying ratings is downgraded below "BBB+" by S&P
                     or "A-:XII" by A.M. Best, the Mortgagor is required to
                     obtain a new Insurance Policy from a Qualified Insurer.

22      Scotts       Deductible for comprehensive commercial general
        Valley       liability policy may not exceed $1,000.
        Corners

22      Coleridge    The Mortgagor is permitted to maintain its current
        Road         Insurance Policy with United States Fire Insurance
                     Company provided that in the event United States Fire
                     Insurance Company's claims-paying ratings is downgraded
                     below "BBB" by S&P or "A-:XIII" by A.M. Best, the
                     Mortgagor is required to obtain a new Insurance Policy
                     from a Qualified Insurer.

                     Deductible for comprehensive commercial general liability policy may not exceed $5,000.

22      Willo Farm   The Mortgagor is permitted to maintain its current
        Village      Insurance Policy with Hanover Insurance Company provided
                     that in the event Hanover Insurance Company's
                     claims-paying ratings is downgraded below "BBB+" by S&P
                     or "A-:XII" by A.M. Best, the Mortgagor is required to
                     obtain a new Insurance Policy from a Qualified Insurer.

22      Mimosa MHP   The Mortgagor is permitted to maintain its current
                     insurance policy with ALEA North American Insurance
                     Company so long as such insurer maintains its
                     claims-paying ability of "BBB" by S&P.

24      Northridge   Fraud litigation in the amount of $6,000,000 was filed
        Business     against Katell Family Company III, LLC, a 25% member of
        Park II      the Mortgagor, in September, 2005.  Katell Family
                     Company III, LLC has been prohibited from transferring
                     any of its membership interests in the Mortgagor until
                     satisfaction of the litigation.  Further, Gerald L.
                     Katell, the manager, is required to remain a manager of
                     the Mortgagor until satisfaction of the litigation
                     pursuant to Mortgage Loan documents and the Mortgagor is
                     prohibited from amending its articles of organization
                     and its Operating Agreement to remove Gerald L. Katell
                     as manager until satisfaction of the litigation.

24      111          Sparkleberry Crossing Building Two, LLC, with which this
        Sparkleberry Mortgage Loan is cross-defaulted was involved in pending
        Crossing     litigation at the time of origination.

24      Robinson     The city of Moscow's master plan contemplates that a
        Mobile Home  strip of unimproved land along the northern boundary of
        Park         the Mortgaged Property may be condemned for purposes of
                     constructing a roadway.  No easement has been recorded
                     and no condemnation proceedings are pending.  This strip
                     of unimproved land was not given any value for
                     underwriting purposes.

24      Virginia     There is a proceeding pending for the partial
        Square       condemnation of the Mortgaged Property.  The affected
                     portion of the Mortgaged Property was not included in
                     the underwriting.

24      120          There was pending litigation involving the Mortgagor at
        Sparkleberry the time of origination.  Liberty Coffee and Village
        Crossing     Bakery are claiming that each has the exclusive right to
                     sell specialty coffee.  There is a $750,000 letter of
                     credit for the litigation provided by BB&T Bank.

24      Sherrill's   Sparkleberry Crossing Building Two, LLC, with which this
        Ford         Mortgage Loan is cross-defaulted was involved in pending
        Estates      litigation at the time of origination.
        Retail

27      Arden's Run  This is an IDOT loan.  The IDOT grantor, and not the
                     Mortgagor, is required to provide the financial
                     documentation to mortgagee.

32      Centro 37    Subject to the satisfaction of certain criteria, the
                     Mortgage Loan documents allow the members of the
                     Mortgagor the right to pledge their interests in the
                     Mortgagor to secure a mezzanine loan pursuant to the
                     security instrument.

32      The Gap      The indirect equity in the Mortgagor has been pledged as
        Building     partial collateral for a revolving credit facility
                     provided to the mortgagee by a financial institution
                     that would otherwise qualify as a qualified transferee
                     (the "Permitted Parent Level Pledge").  Under the terms
                     of such credit facility, the obligor is required to
                     pledge its equity in all subsidiaries currently
                     existing, as well as those to be formed in the future.
                     Upon a default under such credit facility, the mortgagee
                     thereunder is permitted to, among other things,
                     foreclose on the indirect equity pledge in the obligor.
                     The cash flow from the Mortgaged Property was not
                     underwritten as support for repayment of amounts
                     borrowed under such credit facility.

32      30 Broad     The direct owner of 100% of the Mortgagor has pledged
        Street       its ownership interests in the Mortgagor to secure a
                     mezzanine loan held by Solomon Dwek, an individual.  If
                     such entity defaults on the mezzanine loan, the
                     interests in such direct owner will be transferred to
                     Solomon Dwek, subject to the terms of the intercreditor
                     agreement.

32      Invitrogen   Subject to the satisfaction of certain criteria, the
        Corporation  Mortgage Loan documents allow the equity owners of the
        Headquarters individual tenant-in-common Mortgagors the right to pledge their interests in the Mortgagor to secure a
                     mezzanine loan pursuant to Section 8.4 of the security
                     instrument.

                     Certain other transfers to affiliates and other entities are permitted pursuant to Section 8.4 of the Mortgage
                     Loan agreement so long as Kevin A. Shields, the sponsor guarantor, continues to own, directly or indirectly, at least a 1% interest in the Mortgaged Property.

32      215 Park     Subject to the satisfaction of certain criteria, the
        Avenue South Mortgage Loan documents allow the members of the
                     Mortgagor the right to pledge their interests in the
                     Mortgagor to secure a mezzanine loan pursuant to the
                     security instrument.

32      Bigg's Place Subject to the satisfaction of certain criteria, certain other transfers to affiliates and other entities are
                     permitted pursuant to the Mortgage Loan documents.

32      Avis Centre  Subject to the satisfaction of certain criteria, certain
        XII other transfers to affiliates and other entities and certain transfers by Michael Towbes of his direct or indirect ownership in the Mortgagor are permitted pursuant to Sections 8.2(b) and 8.3 of the Mortgage Loan agreement.

32      Trostel      Certain other transfers to affiliates and other entities
        Square       are permitted pursuant to Section 8.3 of the Mortgage
        Apartments   Loan agreement so long as Barry Mandel, the principal,
                     continues to own, directly or indirectly, at least a 20%
                     interest in the Mortgaged Property.

32      Orchard      Subject to the satisfaction of certain criteria, the
        Supply       Mortgage Loan documents allow the members of the
        Hardware     Mortgagor the right to pledge their interests in the
                     Mortgagor to secure a mezzanine loan pursuant to the
                     security instrument.

                     Subject to the satisfaction of certain criteria, certain other transfers by Robert D. Champion, the principal, of his indirect ownership in the Mortgagor are permitted pursuant to 8.3 of the Mortgage Loan agreement.

32      Thetford 10  Subject to the satisfaction of certain criteria, the
        - Market     Mortgage Loan documents require the Mortgagor to
        North I and  transfer the Mortgaged Property to Market North
        II           Investors, LLC within 90 days of loan origination.
        Apartments

32      GSA Social   Certain other transfers to affiliates and other entities
        Security     are permitted pursuant to the Mortgage Loan documents.
        Building

32      1760         The direct and indirect owners of 100% of the Mortgagor
        Madison      have pledged their ownership interests in the Mortgagor
        Avenue       to secure a mezzanine loan held by CT BSI Funding Corp.
                     If such entities default on the mezzanine loan, the
                     interests in such direct and indirect owners will be
                     transferred to CT BSI Funding Corp.

32      Torrey       The direct and indirect owners of 100% of the Mortgagor
        Place        have pledged their ownership interests in the Mortgagor
        Apartments   to secure a mezzanine loan held by RAIT Partnership,
                     L.P.  If such entities default on the mezzanine loan,
                     the interests in such direct and indirect owners will be
                     transferred to RAIT Partnership, L.P.

32      Waterford    Subject to the satisfaction of certain criteria, certain
        Plaza        other transfers between Robert Shaya and the trust
                     established by The Anthony J. Ferlito Trust Agreement
                     are permitted pursuant to Section 8.3 of the Mortgage
                     Loan agreement.

32      JBD Medical  Certain other transfers to affiliates and other entities
        Building     are permitted pursuant to Section 8.3 of the Mortgage
                     Loan agreement.

32      Timberstone  Subject to the satisfaction of certain criteria, the
        Commons Mortgage Loan documents allow the members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to Section
                     8.3(e) of the security instrument.

32      Thetford 10  Subject to the satisfaction of certain criteria, the
        - Glendale   Mortgage Loan documents require the Mortgagor to
        Court        transfer the Mortgaged Property to Glendale Court
        Apartments   Investors, LLC within 90 days of loan origination.

32      Miraloma     Subject to the satisfaction of certain criteria, the
        Red Gum      Mortgage Loan documents allow the members of the
        Business     Mortgagor the right to pledge their interests in the
        Park         Mortgagor to secure a mezzanine loan pursuant to the
                     security instrument.

32      Woodbridge   Subject to the satisfaction of certain criteria, the
        Apartments   Mortgage Loan documents allow the members of the
                     Mortgagor (i) the right to pledge their interests in the
                     Mortgagor to secure a mezzanine loan and (ii) the right
                     to secure a second mortgage loan pursuant to Sections
                     4.3(g), 8.3(e) and 8.3(f) of the security instrument.

32      Alabama      The mortgagee held the B Note which was assigned to
        Center       CBS-Mezz cap on the origination date.

32      Beaumont     Subject to the satisfaction of certain criteria, the
        Avenue       Mortgage Loan documents require the Mortgagor to
                     transfer the Mortgaged Property to Beaumont Avenue
                     Investors, LLC within 90 days of loan origination.

32      Coleridge    Subject to the satisfaction of certain criteria, the
        Road         Mortgage Loan documents require the Mortgagor to
        Apartments   transfer the Mortgaged Property to Coleridge Road
                     Investors, LLC within 90 days of loan origination.

33      Bigg's Place The Mortgaged Property secures the Mortgage Loan and a
                     B-Note held by CBA-Mezzanine Capital Finance, LLC

33      3525         The Mortgaged Property secures the Mortgage Loan and a
        Decatur      B-Note held by CBA-Mezzanine Capital Finance, LLC
        Avenue

33      Superior     The Mortgaged Property secures the Mortgage Loan and a
        Townhomes    B-Note held by CBA-Mezzanine Capital Finance, LLC

33      Alabama      The Mortgaged Property secures the Mortgage Loan and a
        Center       B-Note held by CBA-Mezzanine Capital Finance, LLC

35      Centro 37    Each Centro 37 property may be released from the lien of
                     Mortgage upon defeasance of an amount equal to between
                     105% and 115% of the allocated loan amount.

35      CenterPoint  Each CenterPoint II property may be released from the
        II lien of the Mortgage upon defeasance of an amount equal to 110% of the allocated loan amount.

36      Centro 37    Because the Mortgage Loan is structured for tax purposes
                     as an IDOT, the guarantor of the IDOT owns the related
                     Mortgaged Property instead of the related Mortgagor.

36      Arden's Run  Because the Mortgage Loan is structured for tax purposes as an IDOT, the guarantor of the IDOT owns the related
                     Mortgaged Property instead of the related Mortgagor.

37      Savoy Hotel  The Mortgaged Property has L&O coverage of $2.5MM as of loan origination.  The Mortgagor is required to be in
                     compliance ($5MM coverage) upon renewal in May, 2006.

37      Powell Self  Subsequent to the development of the Mortgaged Property
        Storage as self storage in 1999, the zoning changed and self storage is no longer a permitted use. The Mortgaged
                     Property is grandfathered and is a legal non-conforming use. If the Mortgaged Property is damaged such that the cost of repair is more than 80% of the current value, it may not be rebuilt as self storage. There is L&O
                     Insurance for non-conforming issues below that threshold. In the event of an 80% or greater loss, the Mortgage Loan becomes full recourse to the principals/guarantors.

37      Rolo Court   The Mortgaged Property is legally-nonconforming due to
                     set-back violations.  The Mortgagor has not obtained law
                     and ordinance coverage.

37      Willo Farm   The Mortgaged Property is legally-nonconforming due to
                     set-back, height and density violations.  The Mortgagor
                     has not obtained law and ordinance coverage.

37      Mimosa MHP   The Mortgaged Property is legally-nonconforming due to
                     use and set-back violations.  The Mortgagor has not
                     obtained law and ordinance coverage.

37      Beeman       The Mortgaged Property is legally-nonconforming due to
        Design       use and parking violations.  The Mortgagor has not
        Center       obtained law and ordinance coverage.

41      Centro 37    Terrorism insurance premiums are capped at $300,000 per
                     year.

41      The Gap      Terrorism insurance premiums are capped at $150,000 per
        Building     year.

                     Deductible for Terrorism Insurance Policy may not exceed
                     $1,000,000.

41      CenterPoint  Terrorism insurance premiums are capped at $200,000 per
        II           year.

41      Bigg's Place Terrorism insurance premiums are capped at $35,000 per year.

41      Northridge   Terrorism insurance premiums are capped at $20,000 per
        Business     year.
        Park II

41      Clarion      Mortgagor is not required to expend more than $25,000
        Resort on    per annum for insurance including terrorism coverage
        the Lake     than Mortgagor would expend for the same coverage as
                     required by the Mortgage Loan documents but excluding
                     terrorism coverage.

41      Orchard      Terrorism insurance premiums are capped at $7,500 per
        Supply       year.
        Hardware

41      Sleep Inn    Mortgagor is not required to expend more than $15,000
        Maingate     per annum for insurance including terrorism coverage
        Six Flags    than Mortgagor would expend for the same coverage as
                     required by the Mortgage Loan documents but excluding
                     terrorism coverage.

41      Virginia     Terrorism insurance premiums are capped at $10,000 per
        Square       year.

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of [___________], a [________] [______] (the "Company"), hereby certify on behalf of the Company as follows:

            1. I have examined the Mortgage Loan Purchase Agreement, dated as of March 1, 2006 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof (or, in the case of any particular representation or warranty set forth on Exhibit B to the Agreement, as of such other date provided for in such representation or warranty) with the same force and effect as if made on and as of the date hereof, subject to the exceptions set forth in the Agreement.

            2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

            3. I have examined the information regarding the Mortgage Loans in the Prospectus, dated March 15, 2006, as supplemented by the Prospectus Supplement, dated March 15, 2006 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-3FL, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class A-J, Class X-2, Class B, Class C and Class D Certificates, the Private Placement Memorandum, dated March 15, 2006 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class X-1, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates, and the Residual Private Placement Memorandum, dated March 15, 2006 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

            IN WITNESS WHEREOF, I have signed my name this ___ day of March, 2006.

                                       By:____________________________________
                                          Name:
                                          Title:

                                   SCHEDULE I

  MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS OBTAINED IN LIEU
                       OF AN ENVIRONMENTAL SITE ASSESSMENT

                                     [None.]

                                   SCHEDULE II

                          MORTGAGED PROPERTY FOR WHICH

                      ENVIRONMENTAL INSURANCE IS MAINTAINED

                                     [None.]